                                EXHIBIT 10(YYY)
                                                            Loan No. 5922796-001

                                PROMISSORY NOTE

                 (12201 Old Columbia Pike, Calverton, Maryland)

$2,475,000                                                     January __, 1997

          FOR VALUE RECEIVED, GRAPHIC INDUSTRIES, INC., a Georgia corporation ("BORROWER"), promises to pay to the order of MetLife Capital Financial Corporation ("METLIFE") at METLIFE's office at 10900 N.E. 4th St., Suite 500, Bellevue, Washington 98004, attention: Real Estate Department, or at such other address as the holder hereof may from time to time designate in writing, the principal sum of TWO MILLION FOUR HUNDRED SEVENTY-FIVE THOUSAND DOLLARS ($2,475,000) together with interest from the date the proceeds of the loan (the "Loan") evidenced by this Promissory Note (this "Note") are initially disbursed until maturity on the principal balance from time to time remaining unpaid hereon at the rate of eight and seventy-five hundredths percent (8.75%) per annum (computed on the basis of a 360-day year of twelve (12) consecutive thirty
(30)-day months) in installments as follows: (i) interest only in advance at the rate of $601.56 per day shall be due and payable on the date the proceeds of the Loan are initially disbursed to or for the benefit of BORROWER (including, without limitation, disbursement into an escrow for the benefit of BORROWER) for the period beginning on the date of such disbursement and ending on the last day of the month during which such disbursement occurs; and (ii) one hundred seventy-nine (179) installments of principal and interest in the amount of Twenty-Four Thousand Seven Hundred Thirty-Six and thirty-five hundredths Dollars ($24,736.35) each shall be payable commencing on the first day of the second month following the month in which the proceeds of the loan evidenced by this Note are initially disbursed and continuing on the first day of each and every succeeding month until the first day of the one hundred eightieth (180th) month following the date the proceeds of the Loan are initially disbursed at which time all then unpaid principal and interest hereon shall be due and payable.

          If any payment shall not be paid when due and shall remain unpaid for ten (10) days, BORROWER shall pay an additional charge equal to five percent (5.00%) of the delinquent payment or the highest additional charge permitted by law, whichever is less.

          Upon not less than thirty (30) days' advance written notice to METLIFE at any time after the fifth (5th) anniversary of the due date of the first monthly principal and interest payment due under this Note, and upon payment of the Prepayment Premium, BORROWER shall have the right to prepay all, but not less than all, of the outstanding balance of this Note on any regularly scheduled principal and interest payment date. The Prepayment Premium shall be determined by (i) calculating the decrease (expressed in basis points) in the current weekly average yield of ten (10)-year U.S. Treasury Constant Maturities (as published in Federal Reserve Statistical Release H.15 [519]) (the "Index")
                 ----------------------------------------------
from November 8, 1996, to the Friday immediately preceding the week in which the prepayment is made, (ii) dividing the decrease by 100, (iii) multiplying the result by the following described applicable premium factor (the "Premium Factor"), and (iv) multiplying the product by the principal balance to be prepaid. If the Index is unchanged or has increased from November 8, 1996, to the Friday immediately preceding the prepayment date, no Prepayment Premium shall be due. The Premium Factor shall be the amount shown on the following chart for the month in which prepayment occurs:


              No. Mos.                Premium
              Remaining     (Years)   Factor
              ---------    ---------  -------
              180 - 169      (15)       .073
              168 - 157      (14)       .069
              156 - 145      (13)       .064
              144 - 133      (12)       .059
              132 - 121      (11)       .054
              120 - 109      (10)       .049
              108 -  97      ( 9)       .044


              No. Mos.                Premium
              Remaining     (Years)   Factor
              ---------    ---------  -------
               96 -  85      ( 8)       .039
               84 -  73      ( 7)       .035
               72 -  61      ( 6)       .030
               60 -  49      ( 5)       .025
               48 -  37      ( 4)       .020
               36 -  25      ( 3)       .015
               24 -  13      ( 2)       .010
               12 -  1       ( 1)       .005

If the Federal Reserve Board ceases to publish Statistical Release H.15 [519],
                                               ------------------------------
then the decrease in the weekly average yield of ten (10)-year U.S. Treasury Constant Maturities will be determined from another source designated by METLIFE. Voluntary prepayment prior to the fifth (5th) anniversary of the due date of the first monthly principal and interest payment due under this Note will be permitted only in the event of a sale of the Property (as hereinafter defined) to a bona-fide third party and only upon payment of the Prepayment Premium set forth above

          If METLIFE at any time accelerates this Note after an Event of Default (defined below), then BORROWER shall be obligated to pay the Prepayment Premium in accordance with the foregoing schedule. The Prepayment Premium shall not be payable with respect to condemnation awards or insurance proceeds from fire or other casualty which METLIFE applies to prepayment, nor with respect to BORROWER's prepayment of the Note in full during the last three (3) months of the term of this Note unless an Event of Default has occurred. BORROWER expressly acknowledges that such Prepayment Premium is not a penalty but is intended solely to compensate METLIFE for the loss of its bargain and the reimbursement of internal expenses and administrative fees and expenses incurred by METLIFE.

          This Note has been guaranteed by Presstar Printing Corporation, a Maryland corporation ("Guarantor") pursuant to a Guaranty Agreement ("Guaranty")of even date herewith, which is secured by a certain Indemnity Deed of Trust, Security Agreement, Assignment of Leases and Rents and Fixture Filing ("Deed of Trust") of even date herewith from Guarantor to METLIFE covering certain real property in Montgomery County, Maryland, described therein (the "Property"). (The Guaranty, this Note, the Deed of Trust, and all other documents executed or delivered by BORROWER or Guarantor in connection herewith are hereinafter referred to herein as the "Loan Documents"). BORROWER shall be liable on this Note and on all the representations, warranties, indemnities and covenants in the Loan Documents.

          Each of the following shall constitute an Event of Default ("Event of Default") hereunder and under the Deed of Trust executed contemporaneously herewith:

          (a) Failure of or refusal by BORROWER to make any payment of principal, interest, or Prepayment Premium upon this Note when due, and such failure or refusal shall continue for a period of ten (10) days after written notice is given to BORROWER by METLIFE specifying such failure; or

          (b) Failure of Guarantor within the time required by the Deed of Trust to make any payment for taxes, insurance or for reserves for such payments, or any other payment necessary to prevent filing of or discharge of any lien, and such failure shall continue for a period of ten (10) days after written notice is given to BORROWER by METLIFE specifying such failure; or

          (c) Failure by BORROWER or Guarantor to observe or perform any obligations of BORROWER to METLIFE on or with respect to any transactions, debts, undertakings or agreements other than the transaction evidenced by this Note following the giving of any required notice and the expiration of any applicable period of grace; or

          (d) Failure of BORROWER or Guarantor to make any payment or perform any obligation under any superior liens or encumbrances on the Property, within the time required thereunder, or commencement of any suit or other action to foreclose any superior liens or encumbrances; or

          (e) Failure by BORROWER to observe or perform any of its obligations under any of the lease agreements covering the Property; or

          (f) The Property is transferred or any agreement to transfer any part or interest in the Property in any manner whatsoever is made or entered into without the prior written consent of METLIFE, except as specifically allowed under the Deed of Trust, including without limitation creating or allowing any liens on the Property or leasing any portion of the Property; or

          (g) Filing by BORROWER or Guarantor of a voluntary petition in bankruptcy or filing by BORROWER or Guarantor of any petition or answer seeking or acquiescing in any reorganization, arrangement, composition, readjustment, liquidation, or similar relief for itself under any present or future federal, state or other statute, law or regulation relating to bankruptcy, insolvency or other relief for debtors, or the seeking, consenting to, or acquiescing by BORROWER or Guarantor in the appointment of any trustee, receiver, custodian, conservator or liquidator for BORROWER or Guarantor, any part of the Property, or any of the income or rents of the Property, or the making by BORROWER or Guarantor of any general assignment for the benefit of creditors, or the inability of or failure by BORROWER or Guarantor to pay its debts generally as they become due, or the insolvency on a balance sheet basis or business failure of BORROWER or Guarantor, or the making or suffering of a preference within the meaning of federal bankruptcy law or the making of a fraudulent transfer under applicable federal or state law, or concealment by BORROWER or Guarantor of any of its property in fraud of creditors, or the imposition of a lien upon any of the property of BORROWER or Guarantor which is not discharged in the manner permitted by the Deed of Trust, or the giving of notice by BORROWER or Guarantor to any governmental body of insolvency or suspension of operations; or

          (h) Filing of a petition against BORROWER or Guarantor seeking any reorganization, arrangement, composition, readjustment, liquidation, or similar relief under any present or future federal, state or other law or regulation relating to bankruptcy, insolvency or other relief for debts, or the appointment of any trustee, receiver, custodian, conservator or liquidator of BORROWER or Guarantor, of any part of the Property or of any of the income or rents of the Property, unless such petition shall be dismissed within sixty (60) days after such filing, but in any event prior to the entry of an order, judgment or decree approving such petition; or

          (i) The institution of any proceeding for the dissolution or termination of BORROWER voluntarily, involuntarily, or by operation of law; or

          (j) A material adverse change occurs in the assets, liabilities or net worth of BORROWER or Guarantor from the assets, liabilities or net worth of BORROWER or Guarantor previously disclosed to METLIFE; or

          (k) Any warranty, representation or statement furnished to METLIFE by or on behalf of BORROWER or Guarantor under this Note, the Deed of Trust, or any of the Loan Documents shall prove to have been false or misleading in any material respect; or

          (l) Failure of BORROWER to observe or perform any other covenant or condition contained in this Note and such default shall continue for thirty (30) days after notice is given to BORROWER specifying the nature of the failure. No notice of default and no opportunity to cure shall be required if during the prior twelve (12) months METLIFE has already sent a notice to BORROWER concerning default in performance of the same obligation; or

          (m) Failure of BORROWER to observe or perform any other obligation under the Deed of Trust or any other Loan Document when such observance or performance is due, and such failure shall continue beyond the applicable cure period set forth in such Loan Document, or if the default cannot be cured within such applicable cure period, BORROWER fails within such time to commence and pursue curative action with reasonable diligence or fails at any time after expiration of such applicable cure period to continue with reasonable diligence all necessary curative actions. No notice of default and no opportunity to cure shall be required if during the prior twelve (12) months METLIFE has already sent a notice to BORROWER concerning default in performance of the same obligation; or

          (n) Guarantor's abandonment of the Property; or

          (o) Any of the foregoing events occur with respect to any tenant of the Property, with respect to Guarantor or with respect to any guarantor of any tenant's obligations relating to the Property, or such guarantor dies or becomes incompetent; or

          (p) The occurrence of any default under any of the documents evidencing or securing (i) METLIFE Loan No. 5905292, (ii) METLIFE Loan No. 5905392, (iii) METLIFE Loan No. 5903393, (iv) METLIFE Loan No. 5904594, (v) METLIFE Loan No. 5909794, (vi) METLIFE Loan No. 5922696, (vii) METLIFE Loan No. 5922896, or (viii) any other indebtedness with Borrower or Guarantor which is now or hereafter owed to METLIFE.

          Upon the occurrence of any of the foregoing events of default, METLIFE shall have the option to declare the entire amount of principal and interest due under this Note immediately due and payable without notice or demand, and METLIFE may exercise any of its rights under this Note and any document executed or delivered herewith. After acceleration or maturity, BORROWER shall pay interest on the outstanding principal balance of this Note at the rate of five percent (5.00%) per annum above Chase Manhattan Bank's prime interest rate in effect from time to time, or fifteen percent (15.00%) per annum, whichever is higher, provided that such interest rate shall not exceed the maximum interest rate permitted by law.

          All payments of the principal and interest on this Note shall be made in coin or currency of the United States of America which at the time shall be the legal tender for the payment of public and private debts.

          If this Note is placed in the hands of an attorney for collection, BORROWER agrees to pay reasonable attorneys' fees and costs incurred by METLIFE in connection therewith, and in the event suit or action is instituted to enforce or interpret this Note (including without limitation efforts to modify or vacate any automatic stay or injunction), the prevailing party shall be entitled to recover all expenses reasonably incurred at, before or after trial and on appeal, whether or not taxable as costs, or in any bankruptcy proceeding, or in connection with post-judgment collection efforts, including, without limitation, attorneys' fees, witness fees (expert and otherwise), deposition costs, copying charges and other expenses.

          This Note shall be governed and construed in accordance with the laws of the State of Maryland applicable to contracts made and to be performed therein (excluding choice-of-law principles). BORROWER hereby irrevocably submits to the jurisdiction of any state or federal court sitting in Maryland in any action or proceeding brought to enforce or otherwise arising out of or relating to this Note, and hereby waives any objection to venue in any such court and any claim that such forum is an inconvenient forum.

          This Note is given in a commercial transaction for business purposes.

          This Note may be declared due prior to its expressed maturity date, all in the events, on the terms, and in the manner provided for in the Deed of Trust.

          BORROWER, Guarantor, and all sureties, endorsers, guarantors and other parties now or hereafter liable for the payment of this Note, in whole or in part, hereby severally (i) waive demand, notice of demand, presentment for payment, notice of nonpayment, notice of default, protest, notice of protest, notice of intent to accelerate, notice of acceleration and all other notices, and further waive diligence in collecting this Note or in enforcing any of the security for this Note; (ii) agree to any substitution, subordination, exchange or release of any security for this Note or the release of any party primarily or secondarily liable for the payment of this Note;
(iii) agree that METLIFE shall not be required to first institute suit or exhaust its remedies hereon against BORROWER or others liable or to become liable for the payment of this Note or to enforce its rights against any security for the payment of this Note; and (iv) consent to any extension of time for the payment of this Note, or any installment hereof, made by agreement by METLIFE with any person now or hereafter liable for the payment of this Note, even if BORROWER is not a party to such agreement.

          All agreements between BORROWER and METLIFE, whether now existing or hereafter arising and whether written or oral, are hereby limited so that in no contingency, whether by reason of demand or acceleration of the final maturity of this Note or otherwise, shall the interest contracted for, charged, received, paid or agreed to be paid to METLIFE exceed the maximum amount permissible under the applicable law. If, from any circumstance whatsoever, interest would otherwise be payable to METLIFE in excess of the maximum amount permissible under applicable law, the interest payable to METLIFE shall be reduced to the maximum amount permissible under applicable law; and if from any circumstance METLIFE shall ever receive anything of value deemed interest by applicable law in excess of the maximum amount permissible under applicable law, an amount equal to the excessive interest or if such excessive amount of interest exceeds the unpaid balance of principal hereof, such excess shall be refunded to BORROWER. All interest paid or agreed to be paid to METLIFE shall, to the extent permitted by applicable law, be amortized, prorated, allocated, and spread throughout the full period (including any renewal or extension) until payment in full of the principal so that the interest hereon for such full period shall not exceed the maximum amount permissible under applicable law. METLIFE expressly disavows any intent to contract for, charge or receive interest in an amount which exceeds the maximum amount permissible under applicable law. This paragraph shall control all agreements between BORROWER and METLIFE.


          IMPORTANT: READ BEFORE SIGNING. THE TERMS OF THIS AGREEMENT SHOULD BE READ CAREFULLY BECAUSE ONLY THOSE TERMS IN WRITING ARE ENFORCEABLE. NO OTHER TERMS OR ORAL PROMISES NOT CONTAINED IN THIS WRITTEN CONTRACT MAY BE LEGALLY ENFORCED. YOU MAY CHANGE THE TERMS OF THIS AGREEMENT ONLY BY ANOTHER WRITTEN AGREEMENT.


          IN WITNESS WHEREOF, BORROWER has caused this Note to be executed by its duly authorized officers as of the year and day first written above.

                                    BORROWER:

                                    GRAPHIC INDUSTRIES, INC.,
                                    a Georgia corporation

                                    By:____________________________________
                                       Mark C. Pope, III, Chairman & CEO


                                    Attest:_______________________________
                                           Donald P. Hunnicutt, Secretary

                                                   [SEAL]

                 INDEMNITY DEED OF TRUST, SECURITY AGREEMENT,
                        ASSIGNMENT OF LEASES AND RENTS,
                              AND FIXTURE FILING

Grantor's Name & Address:   PRESSTAR PRINTING CORPORATION,
                            formerly known as Presstar Acquisition Corporation
                            12201 Old Columbia Pike
                            Silver Spring, Maryland   20904

Trustees:                   DOROTHEA S. COSTRINI
                            Hunter, Maclean, Exley & Dunn, P.C.
                            200 East Saint Julian Street
                            Savannah, Georgia    31401

                            and

                            DOROTHEA W. DICKERMAN
                            1701 Pennsylvania Avenue, N.W.
                            Suite 200
                            Washington, D.C. 20006

Noteholder:                 METLIFE CAPITAL FINANCIAL CORPORATION
                            10900 Northeast Fourth Street
                            Suite 500
                            Bellevue, Washington 98004

                               January __, 1997

THIS INSTRUMENT IS ALSO TO BE INDEXED IN THE INDEX OF FINANCING STATEMENTS.
THIS DEED OF TRUST, SECURITY AGREEMENT, ASSIGNMENT OF LEASES AND RENTS, AND FIXTURE FILING DEED COVERS GOODS WHICH ARE OR ARE TO BECOME FIXTURES ON THE REAL PROPERTY DESCRIBED HEREIN. THE GUARANTOR/DEBTOR HEREUNDER IS THE RECORD OWNER OF THE REAL PROPERTY.

THE NAMES OF THE "DEBTOR" AND THE "SECURED PARTY", THE MAILING ADDRESS OF THE "SECURED PARTY" FROM WHICH INFORMATION CONCERNING THE SECURITY INTEREST MAY BE OBTAINED, THE MAILING ADDRESSES OF THE "DEBTOR" AND A STATEMENT INDICATING THE TYPES, OR DESCRIBING THE ITEMS, OF COLLATERAL ARE AS DESCRIBED IN ARTICLE III BELOW, IN COMPLIANCE WITH THE REQUIREMENTS OF ARTICLE 9, SECTION 402 OF THE UNIFORM COMMERCIAL CODE.

NOTICE: THE DEBT SECURED HEREBY IS SUBJECT TO CALL IN FULL OR THE TERMS THEREOF BEING MODIFIED IN THE EVENT OF SALE OR CONVEYANCE OF THE PROPERTY HEREIN CONVEYED.

Parcel Identifier:  258836

County Tax Account Number: 258836
                                       Prepared by, recording requested by,
Street                                        and when recorded, return to:
 Address:  12201 Old Columbia Pike
           Calverton, Maryland
                                       MetLife Capital Financial Corporation
Title                                  10900 Northeast Fourth Street, Suite 500
 Insurer: Industrial Valley            Bellevue, Washington 98004
          Title Insurance Company      Loan Number: 5922796-001

          THIS INDEMNITY DEED OF TRUST, SECURITY AGREEMENT, ASSIGNMENT OF LEASES AND RENTS, AND FIXTURE FILING (herein "Deed of Trust") is made as of January __, 1997, by the Trustor, PRESSTAR PRINTING CORPORATION, a Maryland corporation
                      -----------------------------
formerly known as Presstar Acquisition Corporation, whose address is 12201 Old Columbia Pike, Silver Spring, Maryland 20904 (herein "Guarantor"), in favor of DOROTHEA S. COSTRINI, whose address is 200 East Saint Julian Street, Savannah,
            --------
Georgia 31401, and DOROTHEA W. DICKERMAN, whose address is 1701 Pennsylvania
                               ---------
Avenue, N.W., Suite 200, Washington, D.C. 20006, as Trustees, individually and collectively ("Trustee"), for the benefit of the Beneficiary, METLIFE CAPITAL
                                                               ---------------
FINANCIAL CORPORATION, a Delaware corporation, whose address is Real Estate
---------------------
Department, 10900 N.E. 4th Street, Suite 500, Bellevue, Washington 98004 (herein "METLIFE"), with reference to the recitals hereinafter set forth.


                           R  E  C  I  T  A  L  S  :
                           -  -  -  -  -  -  -  -

          A. Guarantor is the owner and occupant of the "Premises" (as defined below). Guarantor is also a wholly-owned subsidiary of Graphic Industries, Inc., a Georgia corporation ("Borrower").

          B. METLIFE has made to Borrower a certain loan evidenced by a Promissory Note of even date herewith, in the principal sum of Two Million Four Hundred Seventy-Five Thousand ($2,475,000).

          Guarantor, in consideration of the indebtedness herein recited does hereby bargain, sell, transfer, assign, grant, and convey toTrustee, for the benefit of METLIFE and its successors and assigns, WITH POWER OF SALE all of Guarantor's right, title and interest, now owned or hereafter acquired, including any reversion or remainder interest, in the real property located in Calverton, Montgomery County, Maryland, commonly known as 12201 Old Columbia Pike, and more particularly described on Exhibit A attached hereto and
                                         ---------
incorporated herein including all heretofore or hereafter vacated alleys and streets abutting the property, and all easements, rights, appurtenances, tenements, hereditaments, rents, royalties, mineral, oil and gas rights and profits, water, water rights, and water stock appurtenant to the property (collectively "Premises");

          TOGETHER with all of Guarantor's estate, right, title and interest, now owned or hereafter acquired, in:

          (a) all buildings, structures, improvements, parking areas, landscaping, fixtures and articles of property now or hereafter erected on, attached to, or used or adapted for use in the operation of the Premises; including but without being limited to, all heating, air conditioning and incinerating apparatus and equipment; all boilers, engines, motors, dynamos, generating equipment, piping and plumbing fixtures, water heaters, ranges, cooking apparatus and mechanical kitchen equipment, refrigerators, freezers, cooling, ventilating, sprinkling and vacuum cleaning systems, fire extinguishing apparatus, gas and electric fixtures, carpeting, floor coverings, underpadding, elevators, escalators, partitions, mantels, built-in mirrors, window shades, blinds, draperies, screens, storm sash, awnings, signs, furnishings of public spaces, halls and lobbies, and shrubbery and plants, and including also all interest of any owner of the Premises in any of such items hereafter at any time acquired under conditional sale contract, chattel mortgage or other title retaining or security deed, all of which property mentioned in this clause (a) shall be deemed part of the realty covered by this Deed of Trust and not severable wholly or in part without material injury to the freehold of the Premises (all of the foregoing together with replacements and additions thereto are referred to herein as "Improvements"); and

          (b) all compensation, awards, damages, rights of action and proceeds, including interest thereon and/or the proceeds of any policies of insurance therefor, arising out of or relating to a (i) taking or damaging of the Premises or Improvements thereon by reason of any public or private improvement, condemnation proceeding (including change of grade), sale or transfer in lieu of condemnation, or fire, earthquake or other casualty, or (ii) any injury to or decrease in the value of the Premises or the Improvements for any reason whatsoever;

          (c) return premiums or other payments upon any insurance any time provided for the benefit of or naming METLIFE, and refunds or rebates of taxes or assessments on the Premises;

          (d) all written and oral leases and rental agreements (including extensions, renewals and subleases and all usufructuary interest; all of the foregoing shall be referred to collectively herein as the "Leases") now or hereafter affecting the Premises including, without limitation, all rents, issues, profits and other revenues and income therefrom and from the renting, leasing or bailment of Improvements and equipment, all guaranties of tenants' performance under the Leases, and all rights and claims of any kind that Guarantor may have against any tenant under the Leases or in connection with the termination or rejection of the Leases in a bankruptcy or insolvency proceeding;

          (e) plans, specifications, contracts and agreements relating to the design or construction of the Improvements; Guarantor's rights under any payment, performance, or other bond in connection with the design or construction of the Improvements; all landscaping and construction materials, supplies, and equipment used or to be used or consumed in connection with construction of the Improvements, whether stored on the Premises or at some other location; and contracts, agreements, and purchase orders with contractors, subcontractors, suppliers, and materialmen incidental to the design or construction of the Improvements;

          (f) all contracts (excluding contracts relating to the printing operations of Guarantor, rights, claims or causes of action pertaining to or affecting the Premises or the Improvements, including, without limitation, all options or contracts to acquire other property for use in connection with operation or development of the Premises or Improvements, management contracts, service or supply contracts, permits, licenses, franchises and certificates, and all commitments or agreements, now or hereafter in existence, intended by the obligor thereof to provide Guarantor with proceeds to satisfy the loan evidenced hereby or improve the Premises or Improvements, and the right to receive all proceeds due under such commitments or agreements including refundable deposits and fees;

          (g) all books, records, surveys, reports and other documents related to the Premises, the Improvements, the Leases, or other items of collateral described herein; and

          (h) all additions, accessions, replacements, substitutions, proceeds and products of the real and personal property, tangible and intangible, described herein.

(All of the foregoing described collateral is exclusive of any equipment, furniture, furnishings or trade fixtures owned and supplied by Guarantor or tenants of the Premises. The Premises, the Improvements, the Leases and all of the rest of the foregoing property are herein referred to as the "Property.")

          TO HAVE AND TO HOLD the Property and all parts, rights, members, and apurtenances thereof to the use, benefit, and behoof of Trustee for the benefit of METLIFE and its successors and assigns in fee simple forever.

                           BUT THIS IS A TRUST DEED.

          This Deed of Trust is made to secure METLIFE (a) the repayment of the indebtedness evidenced by Borrower's Promissory Note (the "Note") dated of even date herewith in the principal sum of TWO MILLION FOUR HUNDRED SEVENTY-FIVE HUNDRED THOUSAND DOLLARS ($2,475,000), with interest thereon at the rate of eight and seventy-five hundred hundredths percent (8.75%) per annum, having a maturity date of March 1, 2012, and all renewals, extensions and modifications thereof; (b) the repayment of any future advances, with interest thereon, made by METLIFE to Guarantor pursuant to Section 28 hereof (herein "Future
                                    ----------
Advances"); (c) the payment of all other sums, with interest thereon, advanced in accordance herewith to protect the security of this Deed of Trust or to fulfill any of Guarantor's obligations hereunder or under the other Loan Documents (as defined below);

(d) the performance of the covenants and agreements of Guarantor contained herein or in the other Loan Documents; and (e) the repayment of all sums now or hereafter owing to METLIFE by Guarantor pursuant to any instrument which recites that it is secured hereby. The indebtedness and obligations described in clauses
(a)-(e) above are collectively referred to herein as the "Indebtedness." The Note, this Deed of Trust, and all other documents evidencing, securing or guaranteeing the Indebtedness (except any Certificate and Indemnity Agreement Regarding Hazardous Substances), as the same may be modified or amended from time to time, are referred to herein as the "Loan Documents." The terms of the Note secured hereby may provide that the interest rate or payment terms or balance due may be indexed, adjusted, renewed, or renegotiated from time to time, and this Deed of Trust shall continue to secure the Note notwithstanding any such indexing, adjustment, renewal or renegotiation.

          Should the indebtedness be paid according to the tenor and effect thereof where the same shall become due and payable, and should Guarantor perform all covenants herein contained in a timely manner, then this Deed of Trust is satisfied, and METLIFE shall execute a proper cancellation at the expense of Guarantor.

          This conveyance is intended to constitute a security agreement as required under the Uniform Commercial Code as enacted in the State of Maryland. Debtor's and Secured Party's addresses and the location of the collateral are set forth on Schedule 1 attached hereto.
             ----------

          Guarantor represents and warrants that Guarantor has good, marketable and insurable title to, and has the right to mortgage an indefeasible fee simple estate in, the Premises, Improvements, rents, and leases and the right to convey the other Property, that the Property is unencumbered except as disclosed in writing to and approved by METLIFE prior to the date hereof, and that Guarantor will warrant and forever defend the title to the Property against all claims and demands, subject only to the permitted exceptions set forth in Schedule 2
                                                               ----------
attached hereto.

          Guarantor represents, warrants, covenants and agrees for the benefit of METLIFE as follows:

          1.  PAYMENT OF PRINCIPAL AND INTEREST.  Guarantor shall promptly pay
              ---------------------------------
when due all sums due under the Guaranty and all other sums secured by this Deed of Trust.

          2.  FUNDS FOR TAXES, INSURANCE AND OTHER CHARGES.  Upon the occurrence
              --------------------------------------------
of an Event of Default (hereinafter defined), and at METLIFE's sole option at any time thereafter, Guarantor shall pay in addition to each monthly payment on the Note, one-twelfth of the annual real estate taxes, insurance premiums, assessments, water and sewer rates, ground rents and other charges (herein "Impositions") payable with respect to the Property (as estimated by METLIFE in its sole discretion), to be held by METLIFE without interest to Guarantor, for the payment of such obligations.

          If the amount of such additional payments held by METLIFE ("Funds") at the time of the annual accounting thereof shall exceed the amount deemed necessary by METLIFE to provide for the payment of Impositions as they fall due, such excess shall be at Guarantor's option, either repaid to Guarantor or credited to Guarantor on the next monthly installment or installments of Funds due. If at any time the amount of the Funds held by METLIFE shall be less than the amount deemed necessary by METLIFE to pay Impositions as they fall due, Guarantor shall pay to METLIFE any amount necessary to make up the deficiency within thirty (30) days after notice from METLIFE to Guarantor requesting payment thereof.

          Upon the occurrence of an Event of Default, METLIFE may apply, in any amount and in any order as METLIFE shall determine in METLIFE's sole discretion, any Funds held by METLIFE at the time of application (i) to pay Impositions which are now or will hereafter become due, or (ii) as a credit against sums secured by this Deed of Trust. Upon payment in full of all sums secured by this Deed of Trust, METLIFE shall refund to Guarantor any Funds held by METLIFE.

          3.  APPLICATION OF PAYMENTS.  Unless applicable law provides
              -----------------------
otherwise, each complete installment payment received by METLIFE under the Note or this Deed of Trust shall be applied by

METLIFE first in payment of amounts payable to METLIFE by Guarantor under
Section 2 hereof, then to interest payable on the Note, then to principal of the
---------
Note, and then to interest and principal on any Future Advances in such order as METLIFE, at METLIFE's sole discretion, shall determine. Upon the occurrence of an Event of Default, METLIFE may apply, in any amount and in any order as METLIFE shall determine in METLIFE's sole discretion, any payments received by METLIFE under the Note or this Deed of Trust. Any partial payment received by METLIFE shall, at METLIFE's option, be held in a non-interest bearing account until METLIFE receives funds sufficient to equal a complete installment payment.

          4.  CHARGES, LIENS.  Guarantor shall pay all Impositions attributable
              --------------
to the Property in the manner provided under Section 2 hereof or, if not paid in
                                             ---------
such manner, by Guarantor making payment, when due, directly to the payee thereof, or in such other manner as METLIFE may designate in writing. If requested by METLIFE, Guarantor shall promptly furnish to METLIFE all notices of Impositions which become due, and in the event Guarantor shall make payment directly, Guarantor shall promptly furnish to METLIFE receipts evidencing such payments. Guarantor shall promptly discharge any lien which has, or may have, priority over or equality with, the lien of this Deed of Trust, and Guarantor shall pay, when due, the claims of all persons supplying labor or materials to or in connection with the Property. Without METLIFE's prior written permission, Guarantor shall not allow any lien inferior to this Deed of Trust to be perfected against the Property. If any lien inferior to this Deed of Trust is filed against the Property without METLIFE's prior written permission and without the consent of Guarantor, Guarantor shall, within thirty (30) days after receiving notice of the filing of such lien, cause such lien to be released of record and deliver evidence of such release to METLIFE.

          5.  INSURANCE.  Guarantor shall obtain and maintain the following
              ---------
types of insurance upon and relating to the Property:

          (a) "All Risk" property and fire insurance (with extended coverage endorsement including malicious mischief and vandalism) in an amount not less than the lesser of the outstanding principal balance of the Note or the full replacement value of the Property (with a deductible not to exceed $25,000 and with co-insurance limited to a maximum of 10% of the amount of the policy), naming METLIFE under a lender's loss payee endorsement (form 438BFU or equivalent) and including agreed amount, inflation guard, replacement cost and waiver of subrogation endorsements;

          (b) Comprehensive general liability insurance in an amount not less than $1,000,000 per occurrence and $2,000,000 in the aggregate insuring against personal injury, death and property damage and naming METLIFE as additional insured;

          (c) Business interruption insurance covering loss of rental or other income (including all expenses payable by tenants) for up to six (6) months; and

          (d) Such other types of insurance or endorsements to existing insurance as may be required from time to time by METLIFE.

          Upon the request of METLIFE, Guarantor shall increase the coverages under any of the insurance policies required to be maintained hereunder or otherwise modify such policies in accordance with METLIFE's request. All of the insurance policies required hereunder shall be issued by corporate insurers licensed to do business in the state in which the Property is located and rated A:X or better by A.M. Best Company, and shall be in form acceptable to METLIFE. If and to the extent that the Property is located within an area that has been or is hereafter designated or identified as an area having special flood hazards by the Department of Housing and Urban Development or such other official as shall from time to time be authorized by federal or state law to make such designation pursuant to any national or state program of flood insurance, Guarantor shall carry flood insurance with respect to the Property in amounts not less than the maximum limit of coverage then available with respect to the Property or the amount of the Indebtedness, whichever is less. Certificates of all insurance required to be maintained hereunder shall be delivered to METLIFE, along with evidence of payment in full of all premiums required thereunder, contemporaneously with Guarantor's execution of this Deed of Trust. All such certificates shall be in form acceptable to METLIFE and shall require the insurance company to give to METLIFE at least thirty (30) days' prior written notice before canceling the policy for any reason or materially amending it. Certificates evidencing all renewal and substitute policies of insurance shall be delivered to METLIFE, along with evidence of the payment in full of all premiums required thereunder, at least fifteen (15) days before termination of the policies being renewed or substituted. If any loss shall occur at any time when Guarantor shall be in default hereunder, METLIFE shall be entitled to the benefit of all insurance policies held or maintained by Guarantor, to the same extent as if same had been made payable to METLIFE, and upon foreclosure hereunder, METLIFE shall become the owner thereof. METLIFE shall have the right, but not the obligation, to make premium payments, at Guarantor's expense, to prevent any cancellation, endorsement, alteration or reissuance of any policy of insurance maintained by Guarantor, and such payments shall be accepted by the insurer to prevent same.

          If any act or occurrence of any kind or nature (including any casualty for which insurance was not obtained or obtainable) shall result in damage to or destruction of the Property (such event being called a "Loss"), Guarantor will give prompt written notice thereof to METLIFE. All insurance proceeds paid or payable in connection with any Loss shall be paid to METLIFE. If (i) no Event of Default has occurred and is continuing hereunder, (ii) Guarantor provides evidence satisfactory to METLIFE of its ability to pay all amounts becoming due under the Note during the pendency of any restoration or repairs to or replacement of the Property, (iii) the available insurance proceeds are, in METLIFE's judgment, sufficient to fully and completely restore, repair or replace the Property, and (iv) Guarantor provides evidence satisfactory to METLIFE that none of the tenants of the Property will terminate their lease agreements as a result of either the Loss or the repairs to or replacement of the Property, Guarantor shall have the right to apply all insurance proceeds received in connection with such Loss either (a) to restore, repair, replace and rebuild the Property as nearly as possible to its value, condition and character immediately prior to such Loss, or (b) to the payment of the Indebtedness in such order as METLIFE may elect. If an Event of Default has occurred and is continuing hereunder at the time of such Loss, if METLIFE determines that Guarantor will be unable to pay all amounts becoming due under the Note during the pendency of any restoration or repairs to or replacement of the Property, if the available insurance proceeds are insufficient, in METLIFE's judgment, to fully and completely restore, repair or replace the Property or if METLIFE believes that one or more tenants of the Property will terminate their lease agreements as a result of either the Loss or the repairs to or replacement of the Property, then all of the insurance proceeds payable with respect to such Loss will be applied to the payment of the Indebtedness, or if so instructed by METLIFE, Guarantor will promptly, at Guarantor's sole cost and expense and regardless of whether sufficient insurance proceeds shall be available, commence to restore, repair, replace and rebuild the Property as nearly as possible to its value, condition, character immediately prior to such Loss. Guarantor shall diligently prosecute any restoration, repairs or replacement of the Property undertaken by or on behalf of Guarantor pursuant to this Section 5. All such
                                                        ----------
work shall be conducted pursuant to written contracts approved by METLIFE in writing. Notwithstanding anything contained herein to the contrary, in the event the insurance proceeds received by METLIFE following any Loss are insufficient in METLIFE's judgment to fully and completely restore, repair or replace the Property, and if Guarantor has complied with all of the other conditions described in this Section 5, Guarantor may elect to restore, repair
                             ---------
or replace the Property if it first deposits with METLIFE such additional sums as METLIFE determines are necessary in order to fully and completely restore, repair or replace the Property. In the event any insurance proceeds remain following the restoration, repair or replacement of the Property, such proceeds shall be applied to the Indebtedness in such order as METLIFE may elect.

          6.  PRESERVATION AND MAINTENANCE OF PROPERTY.  Guarantor (a) shall not
              ----------------------------------------
commit waste or permit impairment or deterioration of the Property, (b) shall not abandon the Property, (c) shall restore or repair promptly and in a good and workmanlike manner all or any part of the Property to the equivalent of its original condition, or such other condition as METLIFE may approve in writing, in the event of any damage, injury or loss thereto, whether or not insurance proceeds are available to cover in whole or in part the costs of such restoration or repair, (d) shall keep the Property, including all improvements, fixtures, equipment, machinery and appliances thereon, in good repair and shall replace fixtures, equipment, machinery and appliances on the Property when necessary to keep such items in good repair, (e) shall comply with all laws, ordinances, regulations and requirements of any governmental body applicable to the Property, (f) if all or part of the Property is for rent or lease, then METLIFE, at its option after the occurrence of an Event of Default, may require Guarantor to provide for professional management of the Property by a property manager satisfactory to METLIFE pursuant to a contract approved by METLIFE in writing, unless such requirement shall be waived by METLIFE in writing, (g) shall generally operate and maintain the Property in a manner to ensure maximum rentals, and (h) shall give notice in writing to METLIFE of and, unless otherwise directed in writing by METLIFE, appear in and defend any action or proceeding purporting to affect the Property, the security of this Deed of Trust or the rights or powers of METLIFE hereunder. Neither Guarantor nor any tenant or other person, without the written approval of METLIFE, shall remove, demolish or alter any improvement now existing or hereafter erected on the Property or any fixture, equipment, machinery or appliance in or on the Property except when incident to the replacement of fixtures, equipment, machinery and appliances with items of like kind.

          Guarantor represents, warrants and covenants that the Property is and shall be in compliance with the Americans with Disabilities Act of 1990 and all of the regulations promulgated thereunder, as the same may be amended from time to time.

          7.  USE OF PROPERTY.  Unless required by applicable law or unless
              ---------------
METLIFE has otherwise agreed in writing, Guarantor shall not allow changes in the use for which all or any part of the Property was intended at the time this Deed of Trust was executed. Guarantor shall not, without METLIFE's prior written consent, (i) initiate or acquiesce in a change in the zoning classification (including any variance under any existing zoning ordinance applicable to the Property), (ii) permit the use of the Property to become a non-conforming use under applicable zoning ordinances, (iii) file any subdivision or parcel map affecting the Property, or (iv) amend, modify or consent to any easement or covenants, conditions and restrictions pertaining to the Property.

          8.  PROTECTION OF METLIFE'S SECURITY.  If Guarantor fails to perform
              --------------------------------
any of the covenants and agreements contained in this Deed of Trust, or if any action or proceeding is commenced which affects the Property or title thereto or the interest of METLIFE therein, including, but not limited to, eminent domain, insolvency, code enforcement, or arrangements or proceedings involving a bankrupt or decedent, then METLIFE at METLIFE's option may make such appearances, disburse such sums and take such action as METLIFE deems necessary, in its sole discretion, to protect METLIFE's interest, including, but not limited to, (i) disbursement of attorneys' fees, (ii) entry upon the Property to make repairs, and (iii) procurement of satisfactory insurance as provided in
Section 5 hereof.
---------

          Any amounts disbursed by METLIFE pursuant to this Section 8, with
                                                            ---------
interest thereon, shall become additional Indebtedness of Guarantor secured by this Deed of Trust. Unless Guarantor and METLIFE agree to other terms of payment, such amounts shall be immediately due and payable and shall bear interest from the date of disbursement at the highest rate which may be collected from Guarantor under applicable law or, at METLIFE's option, the rate stated in the Note. Guarantor hereby covenants and agrees that METLIFE shall be subrogated to the lien of any mortgage or other lien discharged, in whole or in part, by the Indebtedness. Nothing contained in this Section 8 shall require
                                                      ---------
METLIFE to incur any expense or take any action hereunder.

          9.  INSPECTION.  METLIFE may make or cause to be made reasonable
              ----------
entries upon the Property to inspect the interior and exterior thereof.

          10.  FINANCIAL DATA.  Guarantor will furnish to METLIFE within one
               --------------
hundred twenty (120) days after the close of its fiscal year (i) current financial statements of Borrower, including a balance sheet and profit and loss statements prepared in accordance with generally accepted accounting principles and practices consistently applied and, if METLIFE so requires, accompanied by the annual audit report of an independent certified public accountant reasonably acceptable to METLIFE, (ii) if requested by METLIFE, an annual operating statement, together with other supporting data reflecting all material information with respect to the operation of the Property and Improvements during the period covered thereby, and (iii) all other financial information and reports that METLIFE may from time to time reasonably request.

          11.  CONDEMNATION.  If the Property, or any part thereof, shall be
               ------------
condemned for any reason, including without limitation fire or earthquake damage, or otherwise taken for public or quasi-public use under the power of eminent domain, or be transferred in lieu thereof, all damages or other amounts awarded for the taking of, or injury to, the Property shall be paid to METLIFE who shall have the right, in its sole and absolute discretion, to apply the amounts so received against (a) the costs and expenses of METLIFE, including reasonable attorneys' fees incurred in connection with collection of such amounts, and (b) the balance against the Indebtedness; provided, however, that if (i) no Event of Default shall have occurred and be continuing hereunder,
(ii) Guarantor provides evidence satisfactory to METLIFE of its ability to pay all amounts becoming due under the Note during the pendency of any restoration or repairs to or replacement of the Property, (iii) METLIFE determines, in its sole discretion, that the proceeds of such award are sufficient to restore, repair, replace and rebuild the Property as nearly as possible to its value, condition and character immediately prior to such taking (or, if the proceeds of such award are insufficient for such purpose, if Guarantor provides additional sums to METLIFE's satisfaction so that the aggregate of such sums and the proceeds of such award will be sufficient for such purpose), and (iv) Guarantor provides evidence satisfactory to METLIFE that none of the tenants of the Property will terminate their lease agreements as a result of either the condemnation or taking or the repairs to or replacement of the Property, the proceeds of such award, together with additional sums provided by Guarantor, shall be placed in a separate account for the benefit of METLIFE and Guarantor to be used to restore, repair, replace and rebuild the Property as nearly as possible to its value, condition and character immediately prior to such taking. All work to be performed in connection therewith shall be pursuant to a written contract therefor, which contract shall be subject to the prior approval of METLIFE. To the extent that any funds remain after the Property has been so restored and repaired, the same shall be applied against the Indebtedness in such order as METLIFE may elect. To enforce its rights hereunder, METLIFE shall be entitled to participate in and control any condemnation proceedings and to be represented therein by counsel of its own choice, and Guarantor will deliver, or cause to be delivered to METLIFE such instruments as may be requested by it from time to time to permit such participation. In the event METLIFE, as a result of any such judgment, decree or award, believes that the payment or performance of any of the Indebtedness is impaired, METLIFE may declare all of the Indebtedness immediately due and payable.

          12.  GUARANTOR AND LIEN NOT RELEASED.  From time to time, METLIFE may,
               -------------------------------
at METLIFE's option, without giving notice to or obtaining the consent of Guarantor, Guarantor's successors or assigns or of any junior lienholder or guarantors, without liability on METLIFE's part and notwithstanding Guarantor's breach of any covenant or agreement of Guarantor in this Deed of Trust, extend the time for payment of the Indebtedness or any part thereof, reduce the payments thereon, release anyone liable on any of the Indebtedness, accept an extension or modification or renewal note or notes therefor, modify the terms and time of payment of the Indebtedness, release from the lien of this Deed of Trust any part of the Property, take or release other or additional security, reconvey any part of the Property, consent to any map or plan of the Property, consent to the granting of any easement, join in any extension or subordination agreement, and agree in writing with Guarantor to modify the rate of interest or period of amortization of the Note or change the amount of the monthly installments payable thereunder. Any actions taken by METLIFE pursuant to the terms of this Section 12 shall not affect the obligation of Guarantor or
              ----------
Guarantor's successors or assigns to pay the sums secured by this Deed of Trust and to observe the covenants of Guarantor contained herein, shall not affect the guaranty of any person, corporation, partnership or other entity for payment of the Indebtedness, and shall not affect the lien or priority of the lien hereof on the Property. Guarantor shall pay METLIFE a service charge, together with such title insurance premiums and attorneys' fees as may be incurred at METLIFE's option, for any such action if taken at Guarantor's request.

          13.  FORBEARANCE BY METLIFE NOT A WAIVER.  Any forbearance by METLIFE
               -----------------------------------
in exercising any right or remedy hereunder, or otherwise afforded by applicable law, shall not be a waiver of or preclude the exercise of any other right or remedy. The acceptance by METLIFE of payment of any sum secured by this Deed of Trust after the due date of such payment shall not be a waiver of METLIFE's right to either require prompt payment when due of all other sums so secured or to declare a default for failure to make prompt payment. The procurement of insurance or the payment of taxes or other liens or charges by METLIFE shall not be a waiver of METLIFE's right to accelerate the maturity of the Indebtedness secured by this Deed of Trust, nor shall

METLIFE's receipt of any awards, proceeds or damages under Sections 5 and 11
                                                           -----------------
hereof operate to cure or waive Guarantor's default in payment of sums secured by this Deed of Trust.

          14.  UNIFORM COMMERCIAL CODE SECURITY AGREEMENT.  This Deed of Trust
               ------------------------------------------
is intended to be a security agreement pursuant to the Uniform Commercial Code for any of the items specified above as part of the Property which, under applicable law, may be subject to a security interest pursuant to the Uniform Commercial Code, and Guarantor hereby grants and conveys to METLIFE a first and prior security interest in all of the Property that constitutes personalty, whether now owned or hereafter acquired. Guarantor agrees that METLIFE may file this Deed of Trust, or a reproduction thereof, in the real estate records or other appropriate index, as a financing statement for any of the items specified above as part of the Property. Any reproduction of this Deed of Trust or of any other security agreement or financing statement shall be sufficient as a financing statement. In addition, Guarantor agrees to execute and deliver to METLIFE, upon METLIFE's request, any financing statements, as well as extensions, renewals and amendments thereof, and reproductions of this Deed of Trust in such form as METLIFE may require to perfect a security interest with respect to the foregoing items. Guarantor shall pay all costs of filing such financing statements and any extensions, renewals, amendments and releases thereof, and shall pay all costs and expenses of any record searches for financing statements METLIFE may require. Without the prior written consent of METLIFE, Guarantor shall not create or suffer to be created pursuant to the Uniform Commercial Code any other security interest in said items, including replacements and additions thereto. Upon Guarantor's breach of any covenant or agreement of Guarantor contained in this Deed of Trust, including the covenants to pay when due all sums secured by this Deed of Trust, METLIFE shall have the remedies of a secured party under the Uniform Commercial Code, and METLIFE may also invoke the remedies provided in Section 26 of this Deed of Trust as to such
                                     ----------
items. In exercising any of said remedies METLIFE may proceed against the items of Property separately or together and in any order whatsoever, without in any way affecting the availability of METLIFE's remedies under the Uniform Commercial Code or of the remedies provided in Section 26 of this Deed of Trust.
                                               ----------
Within ten (10) days following any request therefor by METLIFE, Guarantor shall prepare and deliver to METLIFE a written inventory specifically listing all of the personal property covered by the security interest herein granted, which inventory shall be certified by Guarantor as being true, correct, and complete.

          15.  LEASES OF THE PROPERTY.  Guarantor shall comply with and observe
               ----------------------
Guarantor's obligations as landlord under all Leases of the Property or any part thereof. All Leases now or hereafter entered into will be in form and substance subject to the approval of METLIFE. All Leases of the Property shall specifically provide that such Leases are subordinate to this Deed of Trust; that the tenant attorns to METLIFE, such attornment to be effective upon METLIFE's acquisition of title to the Property; that the tenant agrees to execute such further evidences of attornment as METLIFE may from time to time request; that the attornment of the tenant shall not be terminated by foreclosure; and that METLIFE may, at METLIFE's option, accept or reject such attornments. Guarantor shall not, without METLIFE's written consent, request or consent to the subordination of any Lease of all or any part of the Property to any lien subordinate to this Deed of Trust. If Guarantor becomes aware that any tenant proposes to do, or is doing, any act or thing which may give rise to any right of set-off against rent, Guarantor shall (i) take such steps as shall be reasonably calculated to prevent the accrual of any right to a set-off against rent, (ii) immediately notify METLIFE thereof in writing and of the amount of said set-offs, and (iii) within ten (10) days after such accrual, reimburse the tenant who shall have acquired such right to set-off or take such other steps as shall effectively discharge such setoff and as shall assure that rents thereafter due shall continue to be payable without set-off or deduction. Upon METLIFE's receipt of notice of the occurrence of any default or violation by Guarantor of any of its obligations under the Leases, METLIFE shall have the immediate right, but not the duty or obligation, without prior written notice to Guarantor or to any third party, to enter upon the Property and to take such actions as METLIFE may deem necessary to cure the default or violation by Guarantor under the Leases. The costs incurred by METLIFE in taking any such actions pursuant to this paragraph shall become part of the Indebtedness, shall bear interest at the rate provided in the Note, and shall be payable by Guarantor to METLIFE on demand. METLIFE shall have no liability to Guarantor or to any third party for any actions taken by METLIFE or not taken pursuant to this paragraph.

          16.  REMEDIES CUMULATIVE.  Each remedy provided in this Deed of Trust
               -------------------
is distinct and cumulative to all other rights or remedies under this Deed of Trust or afforded by law or equity, and may be exercised concurrently, independently, or successively, in any order whatsoever.

          17.  TRANSFERS OF THE PROPERTY OR BENEFICIAL INTERESTS IN Guarantor;
               ---------------------------------------------------------------
ASSUMPTION.  METLIFE may, at its option, declare all sums secured by this Deed
----------
of Trust to be immediately due and payable, and METLIFE may invoke any remedies permitted by Section 26 of this Deed of Trust, if title to the Property is
             ----------
changed without the prior written consent of METLIFE, which consent shall be at METLIFE's sole discretion. Any transfer of any interest in the Property or in the income therefrom, by sale, lease (except for leases to tenants in the ordinary course of managing income property which are approved by METLIFE pursuant to Section 15 of this Deed of Trust), contract, Deed of Trust, security
            ----------
deed, mortgage, deed of trust, further encumbrance or otherwise (including any such transfers as security for additional financing of the Property), and any change in the ownership interests in Guarantor (including any change in the ownership interests of any legal entities which comprise or control Guarantor), except transfers and changes in ownership by devise or descent, shall be considered a change of title. METLIFE shall have the right to condition its consent to any proposed sale or transfer described in this Section 17 upon,
                                                          -----------
among other things, METLIFE's approval of the transferee's creditworthiness and management ability and the transferee's execution, prior to the sale or transfer, of a written assumption agreement containing such terms as METLIFE may require, including, if required by METLIFE, the imposition of an assumption fee of one percent (1%) of the then outstanding balance of the Indebtedness, except in the case of a transfer to one of Guarantor's direct or indirect subsidiaries, in which case Guarantor will be liable only for payment of all third-party costs, such as METLIFE's attorneys' fees and recording costs. In addition to the foregoing, Guarantor shall have a one-time right to transfer the Property to a third party approved by METLIFE, subject to Guarantor's payment of all third-party costs, such as METLIFE's attorneys' fees and recording costs. Consent by METLIFE to one transfer of the Property shall not constitute consent to subsequent transfers or waiver of the provisions of this Section 17. No transfer
                                                         ----------
by Guarantor shall relieve Guarantor of liability for payment of the Indebtedness. METLIFE acknowledges that Borrower is a publicly-held company and that purchases and sales of its common stock from time to time on the NASDAQ market and in the ordinary course of business shall not constitute a transfer of the Property or a change in the ownership interests in Borrower pursuant to this
Section 17. Further, offerings and sales of additional securities of Borrower,
----------
payment of stock dividends, redemptions of stock, issuance of securities pursuant to stock options, bonus or incentive plans or other common uses of publicly traded securities shall not be considered to be changes in the ownership interests in Guarantor under this Section 17.
                                            ----------

          18.  NOTICE.  Except for any notice required under applicable law to
               ------
be given in another manner, any and all notices, elections, demands, or requests permitted or required to be made under this Deed of Trust or under the Note shall be in writing, signed by the party giving such notice, election, demand or request, and shall be delivered personally, by telegram, or sent by registered, certified, or Express United States mail, postage prepaid, or by Federal Express or similar service requiring a receipt, to the other party at the address stated above, or to such other party and at such other address within the United States of America as any party may designate in writing as provided herein. The date of receipt of such notice, election, demand or request shall be the earliest of
(i) the date of actual receipt, (ii) three (3) days after the date of mailing by registered or certified mail, (iii) one (1) day after the date of mailing by Express Mail or the delivery (for redelivery) to Federal Express or another similar service requiring a receipt, or (iv) the date of personal delivery (or refusal upon presentation for delivery).

          19.  SUCCESSORS AND ASSIGNS BOUND; JOINT AND SEVERAL LIABILITY;
               ----------------------------------------------------------
AGENTS; CAPTIONS.  The covenants and agreements herein contained shall bind, and
----------------
the rights hereunder shall inure to, the respective heirs, successors and assigns of METLIFE and Guarantor, subject to the provisions of Section 17
                                                               ----------
hereof. If Guarantor is comprised of more than one person or entity, whether as individuals, partners, partnerships or corporations, each such person or entity shall be jointly and severally liable for Guarantor's obligations hereunder. In exercising any rights hereunder or taking any actions provided for herein, METLIFE may act through its employees, agents or independent contractors as authorized by METLIFE. The captions and headings of the sections of this Deed of Trust are for convenience only and are not to be used to interpret or define the provisions hereof.

          20.  WAIVER OF STATUTE OF LIMITATIONS.  Guarantor hereby waives the
               --------------------------------
right to assert any statute of limitations as a bar to the enforcement of the lien of this Deed of Trust or to any action brought to enforce the Note or any other obligation secured by this Deed of Trust.

          21.  WAIVER OF MARSHALLING.  Notwithstanding the existence of any
               ---------------------
other security interests in the Property held by METLIFE or by any other party, METLIFE shall have the right to determine the order in which any or all of the Property shall be subjected to the remedies provided herein. METLIFE shall have the right to determine the order in which any or all portions of the Indebtedness secured hereby are satisfied from the proceeds realized upon the exercise of the remedies provided herein. Guarantor, any party who consents to this Deed of Trust and any party who now or hereafter acquires a security interest in the Property and who has actual or constructive notice hereof hereby waives any and all right to require the marshalling of assets in connection with the exercise of any of the remedies permitted by applicable law or provided herein.

          22.  HAZARDOUS WASTE.  Guarantor has furnished to METLIFE a Phase I
               ---------------
Environmental Assessment dated September 23, 1996, Job No. 1007, prepared by Atlanta Testing & Engineering (the "Engineer"), and related Asbestos Survey dated September 23, 1996, and an Environmental Questionnaire dated December 17, 1996 (collectively, the "Report"). Except as disclosed to METLIFE in the Report, Guarantor has received no notification of any kind suggesting that the Property or any adjacent property is or may be contaminated with any hazardous waste or materials or is or may be required to be cleaned up in accordance with any applicable law or regulation; and Guarantor further represents and warrants that, except as previously disclosed to METLIFE in writing, to the best of its knowledge as of the date hereof after due and diligent inquiry, there are no hazardous waste or materials located in, on or under the Property or any adjacent property, or incorporated in any Improvements, nor has the Property or any adjacent property ever been used as a landfill or a waste disposal site, or a manufacturing, handling, storage, distribution or disposal facility for hazardous waste or materials. As used herein, the term "hazardous waste or materials" includes any substance or material defined in or designated as hazardous or toxic wastes, hazardous or toxic material, a hazardous, toxic or radioactive substance, or other similar term, by any federal, state or local statute, regulation or ordinance now or hereafter in effect. Guarantor shall promptly comply with all statutes, regulations and ordinances, and with all orders, decrees or judgments of governmental authorities or courts having jurisdiction, relating to the use, collection, treatment, disposal, storage, control, removal or cleanup of hazardous waste or materials in, on or under the Property or any adjacent property, or incorporated in any Improvements, at Guarantor's expense. In the event that METLIFE at any time believes that the Property is not free of all hazardous waste or materials or that Guarantor has violated any applicable environmental law with respect to the Property, then immediately upon request by METLIFE, Guarantor shall obtain and furnish to METLIFE, at Guarantor's sole cost and expense, an environmental audit and inspection of the Property from an expert satisfactory to METLIFE. In the event that Guarantor fails to immediately obtain such audit or inspection, METLIFE or its agents may perform or obtain such audit or inspection at Guarantor's sole cost and expense. METLIFE may, but is not obligated to, enter upon the Property and take such actions and incur such costs and expenses to effect such compliance as it deems advisable to protect its interest in the Property; and whether or not Guarantor has actual knowledge of the existence of hazardous waste or materials on the Property or any adjacent property as of the date hereof, Guarantor shall reimburse METLIFE as provided in Section 23 below for
                                                         ----------
the full amount of all costs and expenses incurred by METLIFE prior to METLIFE acquiring title to the Property through foreclosure or acceptance of a deed in lieu of foreclosure, in connection with such compliance activities. Neither this provision nor any of the other Loan Documents shall operate to put METLIFE in the position of an owner of the Property prior to any acquisition of the Property by METLIFE. The rights granted to METLIFE herein and in the other Loan Documents are granted solely for the protection of METLIFE's lien and security interest covering the Property, and do not grant to METLIFE the right to control Guarantor's actions, decisions or policies regarding hazardous waste or materials.

          23.  ADVANCES, COSTS AND EXPENSES.  Guarantor shall pay within ten
               ----------------------------
(10) days after written demand from METLIFE all sums advanced by METLIFE and all costs and expenses incurred by METLIFE in taking any actions pursuant to the Loan Documents including attorneys' fees and disbursements, accountants' fees, appraisal and inspection fees and the costs for title reports and guaranties, together with interest thereon at the rate applicable under the Note after an Event of Default from the date such costs were advanced or incurred. All such costs and expenses incurred by METLIFE, and advances made, shall constitute advances under this Deed of Trust to protect the Property and shall be secured by and have the same priority as the lien of this Deed of Trust. If Guarantor fails to pay any such advances, costs and expenses and interest thereon, METLIFE may apply any undisbursed loan proceeds to pay the same, and, without foreclosing the lien of this Deed of Trust, may at its option commence an independent action against Guarantor for the recovery of the costs, expenses and/or advances, with interest, together with costs of suit, costs of title reports and guaranty of title, disbursements of counsel and reasonable attorneys' fees incurred therein or in any appeal therefrom.

          24.  ASSIGNMENT OF LEASES AND RENTS.  Guarantor, for good and valuable
               ------------------------------
consideration, the receipt of which is hereby acknowledged, to secure the Indebtedness, does hereby absolutely and unconditionally grant, bargain, sell, transfer, assign, convey, set over and deliver unto METLIFE all right, title and interest of Guarantor in, to and under the Leases of the Property, whether now in existence or hereafter entered into, and all guaranties, amendments, extensions and renewals of said Leases and any of them, and all rents, income and profits which may now or hereafter be or become due or owing under the Leases, and any of them, or on account of the use of the Property.

          Guarantor represents, warrants, covenants and agrees with METLIFE as follows:

          (a) The sole ownership of the entire lessor's interest in the Leases is vested in Guarantor, and Guarantor has not, and shall not, perform any acts or execute any other instruments which might prevent METLIFE from fully exercising its rights with respect to the Leases under any of the terms, covenants and conditions of this Deed of Trust.

          (b) The Leases are and shall be valid and enforceable in accordance with their terms and have not been and shall not be altered, modified, amended, terminated, canceled, renewed or surrendered except as approved in writing by METLIFE. The terms and conditions of the Leases have not been and shall not be waived in any manner whatsoever except as approved in writing by METLIFE.

          (c) Guarantor shall not materially alter the term or the amount of rent payable under any Lease without prior written notice to METLIFE and METLIFE's consent, which shall not be unreasonably withheld.

          (d) To the best of Guarantor's knowledge, there are no defaults now existing under any of the Leases and there exists no state of facts which, with the giving of notice or lapse of time or both, would constitute a default under any of the Leases.

          (e) Guarantor shall give prompt written notice to METLIFE of any notice received by Guarantor claiming that a default has occurred under any of the Leases on the part of Guarantor, together with a complete copy of any such notice.
          (f) Each of the Leases shall remain in full force and effect irrespective of any merger of the interest of lessor and any lessee under any of the leases.

          (g) Guarantor will not permit any Lease to become subordinate to any lien other than the lien of this Deed of Trust.

          This assignment is absolute, is effective immediately, and is irrevocable by Guarantor so long as the Indebtedness remains outstanding. Notwithstanding the foregoing, until a Notice is sent to Guarantor in writing that an Event of Default has occurred (which notice is hereafter called a "Notice"), Guarantor may receive, collect and enjoy the rents, income and profits accruing from the Property.

          Upon the occurrence of an Event of Default hereunder, METLIFE may, at its option, after service of a Notice, receive and collect all such rents, income and profits from the Property as they become due. METLIFE shall thereafter continue to receive and collect all such rents, income and profits, as long as such default or defaults shall exist, and during the pendency of any foreclosure proceedings.

          Guarantor hereby irrevocably appoints METLIFE its true and lawful attorney with power of substitution and with full power for METLIFE in its own name and capacity or in the name and capacity of Guarantor, from and after service of a Notice, to demand, collect, receive and give complete acquittances for any and all rents, income and profits accruing from the Property, either in its own name or in the name of Guarantor or otherwise, which METLIFE may deem necessary or desirable in order to collect and enforce the payment of the rents, income and profits of and from the Property. Lessees of the Property are hereby expressly authorized and directed, following receipt of a Notice from METLIFE, to pay any and all amounts due Guarantor pursuant to the Leases to METLIFE or such nominee as METLIFE may designate in a writing delivered to and received by such lessees, and the lessees of the Property are expressly relieved of any and all duty, liability or obligation to Guarantor in respect of all payments so made.

          Upon the occurrence of any Event of Default, from and after service of a Notice, METLIFE is hereby vested with full power to use all measures, legal and equitable, deemed by it to be necessary or proper to enforce this Section 24
                                                                      ----------
and to collect the rents, income and profits assigned hereunder, including the right of METLIFE or its designee, to enter upon the Property, or any part thereof, and take possession of all or any part of the Property together with all personal property, fixtures, documents, books, records, papers and accounts of Guarantor relating thereto, and METLIFE may exclude Guarantor, its agents and servants, wholly therefrom. Guarantor hereby grants full power and authority to METLIFE to exercise all rights, privileges and powers herein granted at any and all times after service of a Notice, with full power to use and apply all of the rents and other income herein assigned to the payment of the costs of managing and operating the Property and of any indebtedness or liability of Guarantor to METLIFE, including but not limited to the payment of taxes, special assessments, insurance premiums, damage claims, the costs of maintaining, repairing, rebuilding and restoring the improvements on the Property or of making the same rentable, reasonable attorneys' fees incurred in connection with the enforcement of this Deed of Trust, and of principal and interest payments due from Guarantor to METLIFE on the Note and this Deed of Trust, all in such order as METLIFE may determine. METLIFE shall be under no obligation to exercise or prosecute any of the rights or claims assigned to it hereunder or to perform or carry out any of the obligations of the lessor under any of the Leases and does not assume any of the liabilities in connection with or arising or growing out of the covenants and agreements of Guarantor in the Leases. It is further understood that the assignment set forth in this Section 24 shall not operate to place
                             ----------
responsibility for the control, care, management or repair of the Property, or parts thereof, upon METLIFE, nor shall it operate to make METLIFE liable for the performance of any of the terms and conditions of any of the Leases, or for any waste of the Property by any lessee under any of the Leases, or any other person, or for any dangerous or defective condition of the Property or for any negligence in the management, upkeep, repair or control of the Property resulting in loss or injury or death to any lessee, licensee, employee or stranger.

          25.  DEFAULT.  The following shall each constitute an event of default
               -------
("Event of Default"):

          (a) Failure of or refusal by Guarantor to pay any portion of the sums secured by this Deed of Trust when due, and such failure or refusal shall continue for a period of ten (10) days after written notice is given to Guarantor by METLIFE specifying such failure; or

          (b) Failure of Guarantor within the time required by this Deed of Trust to make any payment for taxes, insurance or for reserves for such payments, or any other payment necessary to prevent filing of or discharge of any lien, and such failure shall continue for a period of ten (10) days after written notice is given to Guarantor by METLIFE specifying such failure; or

          (c) Failure by Guarantor to observe or perform any obligations of Guarantor to METLIFE on or with respect to any transactions, debts, undertakings or agreements other than the transaction evidenced by the Note following the giving of any required notice and the expiration of any applicable period of grace; or

          (d) Failure of Guarantor to make any payment or perform any obligation under any superior liens or encumbrances on the Property, within the time required thereunder, or commencement of any suit or other action to foreclose any superior liens or encumbrances; or

          (e) Failure by Guarantor to observe or perform any of its obligations under any of the Leases following the giving of any required notice and the expiration of any applicable cure period; or

          (f) The Property is transferred or any agreement to transfer any part or interest in the Property in any manner whatsoever is made or entered into without the prior written consent of METLIFE, except as specifically allowed under this Deed of Trust, including without limitation creating or allowing any liens on the Property or leasing any portion of the Property; or

          (g) Filing by Guarantor or Borrower of a voluntary petition in bankruptcy or filing by Guarantor or Borrower of any petition or answer seeking or acquiescing in any reorganization, arrangement, composition, readjustment, liquidation, or similar relief for itself under any present or future federal, state or other statute, law or regulation relating to bankruptcy, insolvency or other relief for debtors, or the seeking, consenting to, or acquiescing by Guarantor or Borrower in the appointment of any trustee, receiver, custodian, conservator or liquidator for Guarantor or Borrower, any part of the Property, or any of the income or rents of the Property, or the making by Guarantor or Borrower of any general assignment for the benefit of creditors, or the inability of or failure by Guarantor or Borrower to pay its debts generally as they become due, or the insolvency on a balance sheet basis or business failure of Guarantor or Borrower, or the making or suffering of a preference within the meaning of federal bankruptcy law or the making of a fraudulent transfer under applicable federal or state law, or concealment by Guarantor or Borrower of any of its property in fraud of creditors, or the imposition of a lien upon any of the property of Guarantor or Borrower which is not discharged in the manner permitted by Section 4 of this Deed of Trust, or the giving of notice by
             ---------
Guarantor or Borrower to any governmental body of insolvency or suspension of operations; or

          (h) Filing of a petition against Guarantor or Borrower seeking any reorganization, arrangement, composition, readjustment, liquidation, or similar relief under any present or future federal, state or other law or regulation relating to bankruptcy, insolvency or other relief for debts, or the appointment of any trustee, receiver, custodian, conservator or liquidator of Guarantor or Borrower, of any part of the Property or of any of the income or rents of the Property, unless such petition shall be dismissed within sixty (60) days after such filing, but in any event prior to the entry of an order, judgment or decree approving such petition; or

          (i) The institution of any proceeding for the dissolution or termination of Guarantor or Borrower voluntarily, involuntarily, or by operation of law; or

          (j) A material adverse change occurs in the assets, liabilities or net worth of Guarantor or any of the guarantors of the indebtedness evidenced by the Note from the assets, liabilities or net worth of Guarantor or any of the guarantors of the indebtedness evidenced by the Note previously disclosed to METLIFE; or

          (k) Any warranty, representation or statement furnished to METLIFE by or on behalf of Guarantor under the Note, this Deed of Trust, any of the other Loan Documents or the Certificate and Indemnity Agreement Regarding Hazardous Substances, shall prove to have been false or misleading in any material respect; or

          (l) Failure of Guarantor to observe or perform any other covenant or condition contained in the Note and such default shall continue for thirty (30) days after notice is given to Guarantor specifying the nature of the failure. No notice of default and no opportunity to cure shall be required if during the prior twelve (12) months METLIFE has already sent a notice to Guarantor concerning default in performance of the same obligation; or

          (m) Failure of Guarantor to observe or perform any other obligation under this Deed of Trust, any other Loan Document or the Certificate and Indemnity Regarding Hazardous Substances when such observance or performance is due, and such failure shall continue beyond the applicable cure period set forth in such Loan Document, or if the default cannot be cured within such applicable cure period, Guarantor fails within such time to commence and pursue curative action with reasonable diligence or fails at any time after expiration of such applicable cure period to continue with reasonable diligence all necessary curative actions. No notice of default and no opportunity to cure shall be required if during the prior twelve (12) months METLIFE has already sent a notice to Guarantor concerning default in performance of the same obligation; or

          (n) Guarantor's abandonment of the Property; or

          (o) Any of the foregoing events occur with respect to Borrower; or

          (p) The occurrence of any default under any of the documents evidencing or securing (i) METLIFE Loan No. 5905292, (ii) METLIFE Loan No. 5905392, (iii) METLIFE Loan No. 5903393, (iv) METLIFE Loan No. 5904594, (v) METLIFE Loan No. 5909794, (vi) METLIFE Loan No. 5922696, (vii) METLIFE Loan No. 5922896, or (viii) any other indebtedness with Guarantor or any of the guarantors of the Indebtedness which is now or hereafter owed to METLIFE.

          26.  RIGHTS AND REMEDIES ON DEFAULT.
               ------------------------------

          26.1  Remedies.  Upon the occurrence of any Event of Default and at
                --------
any time thereafter, METLIFE may exercise any one or more of the following rights and remedies:

          (a) METLIFE may declare all sums secured by this Deed of Trust immediately due and payable, including any prepayment premium which Guarantor would be required to pay.

          (b) The Trustee shall have the right to foreclose by notice and sale, or METLIFE shall have the right to foreclose by judicial foreclosure, in either case in accordance with applicable law.

          (c) In the event of any foreclosure, to the extent permitted by applicable law, METLIFE will be entitled to a judgment which will provide that if the foreclosure sale proceeds are insufficient to satisfy the judgment, execution may issue for any amount by which the unpaid balance of the obligations secured by this Deed of Trust exceeds the net sale proceeds payable to METLIFE.

          (d) With respect to all or any part of the Property that constitutes personalty, METLIFE shall have all rights and remedies of secured party under the Uniform Commercial Code.

          (e) METLIFE shall have the right to have a receiver appointed to take possession of any or all of the Property, with the power to protect and preserve the Property, to operate the Property preceding foreclosure or sale, to collect all the rents and revenues from the Property and apply the proceeds, over and above cost of the receivership, against the sums due under this Deed of Trust, and to exercise all of the rights with respect to the Property described in
Section 24 above.  The receiver may serve without bond if permitted by law.
----------
METLIFE's right to the appointment of a receiver shall exist whether or not apparent value of the Property exceeds the sums due under this Deed of Trust by a substantial amount. Employment by METLIFE shall not disqualify a person from serving as a receiver.

          (f) In the event Guarantor remains in possession of the Property after the Property is sold as provided above or METLIFE otherwise becomes entitled to possession of the Property upon default of Guarantor, Guarantor shall become a tenant at will of METLIFE or the purchaser of the Property and shall pay a reasonable rental for use of the Property while in Guarantor's possession.

          (g) METLIFE shall have any other right or remedy provided in this Deed of Trust, the Note, or any other Loan Document or deed delivered by Guarantor in connection therewith, or available at law, in equity or otherwise.

          (h) METLIFE may confess judgment against Borrower as provided herein. For the purpose of obtaining possession of the Property upon the occurrence of any Event of Default hereunder, Borrower hereby authorizes and empowers the clerk of any court of record in the State of Maryland, including but not limited to the Clerk of the Circuit Court for Montgomery County, to enter judgment by confession against Borrower in favor of Lender for the full amount of the Indebtedness, expressly waiving summons and other process, and does hereby consent to the immediate execution of such judgment, expressly waiving the benefit of all exemption or homestead laws. Borrower hereby constitutes and appoints David Sislowski, Esq., Barbara D. Geer, or any attorney acting on behalf of METLIFE in any federal court or any state court of record in the United States of America, as attorney-in-fact for Borrower and all persons claiming through or under Borrower, to sign an agreement for entering in any competent court an amicable action in ejectment for possession of the Property and to appear for and confess judgment against Borrower, and all persons claiming under or through Borrower, in favor of METLIFE, for recovery by Lender of possession thereof, for which this Instrument, or a copy thereof verified by affidavit, shall be sufficient warrant; whereupon a writ of possession may immediately issue for possession of the Property, without any prior writ or proceeding whatsoever and without any stay of execution. METLIFE may bring an amicable action in ejectment and confess judgment therein either before or after the institution of proceedings to foreclose this Instrument or to enforce the Note or after entry of judgment therein or on the Note, or after a public sale of the Property in which METLIFE is the successful bidder. The foregoing authorization to pursue proceedings for obtaining possession of the Property and confessing judgment therein is an essential part of METLIFE's remedies for enforcement of this Instrument and the Note and shall survive any foreclosure sale by or to METLIFE.

          (i) METLIFE shall have all the rights and remedies set forth in Sections 23 and 24.
------------------

          26.2  Foreclosure.
                -----------

          (a) Upon the happening of any and every such Event of Default, Borrower (i) declares its assent to the passing of a decree for the sale of any or all of the Property or any estate or interest therein by any equity court having jurisdiction over the sale of the Property, and (ii) authorizes and empowers the Trustee to take possession of any or all of the Property to sell any or all of it or any estate or interest therein in accordance with the provisions of Rule W of the Maryland Rules of Procedure, of Title 7 of the Real Property Article of the Annotated Code of Maryland, as amended, an/or of any other public or local law relating to or affecting deeds of trust or security agreements, including any amendments thereof or additions thereto. Neither the foregoing assent to decree nor the foregoing power of sale shall be exhausted if such proceeding or sale is dismissed or canceled before the indebtedness is paid in full.

          (b) If any or all of the Property or any estate or interest therein is to be sold under the provisions of this Instrument, by virtue of a judicial sale or otherwise, it may be sold at public auction, as in entirety or in one or more parcels, by one sale or by several sales held at one time or at different times, with such postponement of any such sale as the Trustee may deem appropriate and without regard to any right of Borrower or any other person to the marshalling of assets. The Trustee shall hold such sale or sales at such time or times and at such place or places, and shall make sales upon such terms and conditions and after such previous public notice as required by law and as the Trustee may deem appropriate. METLIFE may bid and become the purchaser at any such sale, and shall, upon presentation of the Note or a true copy thereof at such sale, be credited for the unpaid balance due under the Note and any interest accrued and unpaid thereon, or such portion of such unpaid balance or interest as METLIFE may specify, against any price bid by METLIFE thereat. The terms of sale being complied with, the Trustee shall convey to and at the cost of the purchaser at such sale Borrower's interest in so much of the Property as is so sold, free of and discharged from all estate, right, title or interest of Borrower at law or in equity, such purchaser being hereby discharged from all liability to see to the application of the purchase money.

          (c) Upon any sale of Borrower's interest in any or all of the Property, whether under the assent to a decree or power of sale herein granted, or by other foreclosure or judicial proceedings, the Trustee shall apply the proceeds of such sale, together with any other sum then held as security hereunder or due under any of the provisions hereof as part of the Property (after paying all expenses of sale, including attorneys' fees and a commission to the party marking the sale equal to the commission allowed to trustees for making sales of property under orders or decrees of a court having competent jurisdiction, and all taxes and assessments which the Trustee or the METLIFE deem it advisable or expedient to pay and all sums advanced, with interest thereon at the default rate set forth in the Note; as herein provided) to the payment of the aggregate indebtedness then secured hereby and interest thereon to the date of payment and any other amounts secured hereunder, paying over the surplus, if any, less the expense, if any, of obtaining possession, to the Borrower or any person entitled thereto upon the surrender and delivery to the purchaser of possession of the Property.

          (d) Immediately upon the first insertion of any advertisement or notice of any such sale, there shall become due and owing by Borrower all expenses incident to such advertisement or notice, all court costs and all expenses incident to any foreclosure proceedings brought under this Instrument or otherwise in connection with such sale, and a commission on the total amount of the principal indebtedness; then secured hereby equaling one-half of the commission allowed to trustees for making sales of property under orders or decrees of a court having competent jurisdiction, and no party shall be required to receive the principal, interest and prepayment fee only of said indebtedness in satisfaction thereof unless it is accompanied by a tender of payment of such expenses, costs and commissions.

          (e) Notwithstanding the relationship of parties constituting Borrower, and as an express inducement to METLIFE to make the loan or loans secured hereby, and for other good and valuable consideration to Borrower in hand paid, receipt whereof is hereby acknowledged, Borrower does hereby waive for itself (as well as all of its partners), its successors and assigns, in the event of foreclosure of this Instrument, an equitable right, otherwise available to it, in respect to marshalling of assets hereunder.

          (f) In the event of a sale of part of, or interest in, the Property in satisfaction of part of the debt secured by this Instrument, this Instrument shall, as to the remaining part of, or interest in, the Property, continue as a lien for the remainder of the debt.

          (g) Any sale of the Property or any part thereof or any interest therein, whether pursuant to foreclosure or power of sale or otherwise hereunder, shall forever be a perpetual bar against Borrower.

          26.3  Foreclosure of Personalty.  Upon the happening of any and every
                -------------------------
such Event of Default, should METLIFE elect to cause any of the Property to be disposed of as personal property because the same is personal property under the applicable laws of the State of Maryland, METLIFE may dispose of all or any part thereof in any manner now or hereafter permitted by the Uniform Commercial Code of the State of Maryland or in accordance with any other remedy provided in law or in equity. Any such disposition may be conducted by an employee or agent of METLIFE or Trustee. Both Borrower and METLIFE shall be eligible to purchase any part or all of such property at such disposition. Any such disposition may be either public or private as METLIFE may so elect, in its sole discretion, subject to the provisions of the Uniform Commercial Code of the State of Maryland. METLIFE shall have all of the rights and remedies of a secured party under the Uniform Commercial Code of the State of Maryland. Expenses of retaking, holding, preparing for sale, selling or the like shall include METLIFE's attorney's fees and legal expenses, and upon the occurrence of any Event of Default, Borrower, upon demand of METLIFE, shall assemble such personal property and make it available to METLIFE at the Property, a place which is deemed to be reasonably convenient to both METLIFE and Borrower. METLIFE shall give Borrower at least five (5) days' prior written notice (or a longer period if then required in accordance with the laws of the State of Maryland) of the time and place of any public sale or other disposition of such property or of the time at or after which any private sale or any other intended disposition is to be made, and if such notice is sent to Borrower, as the same is provided for the mailing of notices herein, it shall constitute reasonable notice to Borrower.

          26.4  Waiver; Election of Remedies.  A waiver by either party of a
                ----------------------------
breach of a provision of this Instrument shall not constitute a waiver of or prejudice the party's right otherwise to demand strict compliance with that provision or any other provision. Election by METLIFE to pursue any remedy shall not exclude pursuit of any other remedy, and all remedies of METLIFE under this Instrument are cumulative and not exclusive. An election to make expenditures or take action to perform an obligation of Borrower shall not affect METLIFE's right to declare a default and exercise its remedies under this Instrument.

          27.  RECONVEYANCE.  Upon payment of all sums secured by this
               ------------
Instrument, METLIFE shall request Trustee to reconvey the Property and shall surrender this Instrument and all notes evidencing Indebtedness secured by this Instrument to Trustee. Trustee shall reconvey the Property without warranty to the person or persons legally entitled thereto. Such person or persons shall pay Trustee's costs incurred in so reconveying the Property.

          28.  FUTURE ADVANCES.  Upon request of Guarantor and Borrower,
               ---------------
METLIFE, at METLIFE's option so long as this Deed of Trust secures Indebtedness held by METLIFE, may make Future Advances to Guarantor or Borrower. Such Future Advances, with interest thereon, shall be secured by this Deed of Trust when evidenced by promissory notes stating that said notes are secured hereby.

          29.  IMPOSITION OF TAX BY STATE.
               --------------------------

          (a) State Taxes Covered.  The following constitute state taxes to
              -------------------
which this Section applies:

          (1) A specific tax upon mortgages or upon all or any part of the indebtedness secured by a mortgage.

          (2) A specific tax on a grantor which the taxpayer is authorized or required to deduct from payments on the indebtedness secured by a mortgage.

          (3) A tax on a mortgage chargeable against the grantee or the holder of the note secured.

          (4) A specific tax on all or any portion of the indebtedness or on payments of principal and interest made by a grantor.

          (b) Remedies.  If any state tax to which this Section applies is
              --------
enacted subsequent to the date of this Deed of Trust, this shall have the same effect as an Event of Default, and METLIFE may exercise any or all of the remedies available to it unless the following conditions are met:

          (1) Guarantor may lawfully pay the tax or charge imposed by state tax, and

          (2) Guarantor pays the tax or charge within thirty (30) days after notice from METLIFE that the tax law has been enacted.

          30.  ATTORNEYS' FEES.  In the event suit or action is instituted to
               ---------------
enforce or interpret any of the terms of this Deed of Trust (including without limitation efforts to modify or vacate any automatic stay or injunction), the prevailing party shall be entitled to recover all expenses reasonably incurred at, before and after trial and on appeal whether or not taxable as costs, or in any bankruptcy proceeding including, without limitation, attorneys' fees, witness fees (expert and otherwise), deposition costs, copying charges and other expenses. Whether or not any court action is involved, all reasonable expenses, including but not limited to the costs of searching records, obtaining title reports, surveyor reports, and title insurance, incurred by METLIFE that are necessary at any time in METLIFE's opinion for the protection of its interest or enforcement of its rights shall become a part of the Indebtedness payable on demand and shall bear interest from the date of expenditure until repaid at the interest rate as provided in the Note. The term "attorneys' fees" as used in the Loan Documents shall be deemed to mean such fees as are reasonable and are actually incurred.

          31.  GOVERNING LAW; SEVERABILITY.  This Deed of Trust shall be
               ---------------------------
governed by the law of the State of Maryland applicable to contracts made and to be performed therein (excluding choice-of-law principles). In the event that any provision or clause of this Deed of Trust or the Note conflicts with applicable law, such conflict shall not affect other provisions of this Deed of Trust or the Note which can be given effect without the conflicting provision, and to this end the provisions of this Deed of Trust and the Note are declared to be severable.

          32.  TIME OF ESSENCE.  Time is of the essence of this Deed of Trust.
               ---------------

          33.  CHANGES IN WRITING.  This Deed of Trust and any of its terms may
               ------------------
only be changed, waived, discharged or terminated by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought. Any agreement subsequently made by Guarantor or METLIFE relating to this Deed of Trust shall be superior to the rights of the holder of any intervening lien or encumbrance.

          34.  NO OFFSET.  Guarantor's obligation to make payments and perform
               ---------
all obligations, covenants and warranties under this Deed of Trust and under the Note shall be absolute and unconditional and shall not be affected by any circumstance, including without limitation any setoff, counterclaim, abatement, suspension, recoupment, deduction, defense or other right that Guarantor or any guarantor may have or claim against METLIFE or any entity participating in making the loan secured hereby. The foregoing provisions of this section, however, do not constitute a waiver of any claim or demand which Guarantor or any guarantor may have in damages or otherwise against METLIFE or any other person, or preclude Guarantor from maintaining a separate action thereon; provided, however, that Guarantor waives any right it may have at law or in equity to consolidate such separate action with any action or proceeding brought by METLIFE.

          35.  PROVISIONS REGARDING TRUSTEE.  Trustee shall not be liable for
               ----------------------------
any error of judgment or act done by Trustee, or be otherwise responsible or accountable under any circumstances whatsoever. Trustee shall not be personally liable in case of entry by it or anyone acting by virtue of the powers herein granted it upon the Property for debts contracted or liability or damages incurred in the management or operation of the Property. All monies received by Trustee shall, until used or applied as herein provided, be held in trust for the purposes for which they were received, but need not be segregated in any manner from any other monies (except to the extent required by law) and Trustee shall be under no liability for interest on any monies received by it hereunder.

          In accordance with applicable law, METLIFE may from time to time appoint a successor trustee to any Trustee appointed hereunder. Without conveyance of the Property, the successor trustee shall succeed to all the title, power and duties conferred upon the Trustee herein and by applicable law. Trustee may resign by giving of notice of such resignation in writing to METLIFE. If Trustee shall die, resign or become disqualified from acting, or shall fail or refuse to exercise its powers hereunder when requested by METLIFE so to do, or if for any reason and without cause METLIFE shall prefer to appoint a substitute trustee to act instead of the original Trustee named herein, or any prior successor or substitute trustee, METLIFE shall have full power to appoint a substitute trustee and, if preferred, several substitute trustees in succession who shall succeed to all the estate, rights, powers and duties of the aforenamed Trustee. Upon appointment by METLIFE, any new Trustee appointed pursuant to any of the provisions hereof shall, without any further act, deed or conveyance, become vested with all the estates, properties, rights, powers and trusts of its predecessor in the rights hereunder with the same effect as if originally named as Trustee herein.

          36.  MAXIMUM INTEREST CHARGES.  Notwithstanding anything contained
               ------------------------
herein or in any of the Loan Documents to the contrary, in no event shall METLIFE be entitled to receive interest on the loan secured by this Deed of Trust (the "Loan") in amounts which, when added to all of the other interest charged, paid to or received by METLIFE on the Loan, causes the rate of interest on the Loan to exceed the highest lawful rate. Guarantor and METLIFE intend to comply with the applicable law governing the highest lawful rate and the maximum amount of interest payable on or in connection with the Loan. If the applicable law is ever judicially interpreted so as to render usurious any amount called for under the Loan Documents, or contracted for, charged, taken, reserved or received with respect to the Loan, or if acceleration of the final maturity date of the Loan or if any prepayment by Guarantor results in Guarantor having paid or demand having been made on Guarantor to pay, any interest in excess of the amount permitted by applicable law, then all excess amounts theretofore collected by METLIFE shall be credited on the principal balance of the Note (or, if the Note has been or would thereby be paid in full, such excess amounts shall be refunded to Guarantor), and the provisions of the Note, this Deed of Trust and any demand on Guarantor shall immediately be deemed reformed and the amounts thereafter collectible thereunder and hereunder shall be reduced, without the necessity of the execution of any new document, so as to comply with the applicable law, but so as to permit the recovery of the fullest amount otherwise called for thereunder and hereunder. The right to accelerate the final maturity date of the Loan does not include the right to accelerate any interest which has not otherwise accrued on the date of such acceleration, and METLIFE does not intend to collect any unearned interest in the event of acceleration. All sums paid or agreed to be paid to METLIFE for the use, forbearance or detention of the Loan shall, to the extent permitted by applicable law, be amortized, prorated, allocated and spread through the full term of the Loan until payment in full so that the rate or amount of interest on account of the Loan does not exceed the applicable usury ceiling. By execution of this Deed of Trust, Guarantor acknowledges that it believes the Loan to be nonusurious and agrees that if, at any time, Guarantor should have reason to believe that the Loan is in fact usurious, it will give METLIFE written notice of its belief and the reasons why Guarantor believes the Loan to be usurious, and Guarantor agrees that METLIFE shall have ninety (90) days following its receipt of such written notice in which to make appropriate refund or other adjustment in order to correct such condition if it in fact exists.


     IMPORTANT: READ BEFORE SIGNING. THE TERMS OF THIS AGREEMENT SHOULD BE READ CAREFULLY BECAUSE ONLY THOSE TERMS IN WRITING ARE ENFORCEABLE. NO OTHER TERMS OR ORAL PROMISES NOT CONTAINED IN THIS WRITTEN CONTRACT MAY BE LEGALLY ENFORCED. YOU MAY CHANGE THE TERMS OF THIS AGREEMENT ONLY BY ANOTHER WRITTEN AGREEMENT.


     BY EXECUTION OF THIS DEED OF TRUST, GUARANTOR EXPRESSLY: ACKNOWLEDGES THE RIGHT TO ACCELERATE THE INDEBTEDNESS EVIDENCED BY THE NOTE AND THE POWER GIVEN HEREIN TO METLIFE TO SELL THE PROPERTY BY NONJUDICIAL FORECLOSURE UPON DEFAULT BY GUARANTOR WITHOUT ANY JUDICIAL HEARING AND WITHOUT ANY NOTICE OTHER THAN SUCH NOTICE AS IS SPECIFICALLY REQUIRED TO BE GIVEN UNDER THE NOTE OR PROVISIONS OF THIS DEED OF TRUST OR BY LAW; ACKNOWLEDGES THAT THE UNDERSIGNED HAS READ THIS DEED OF TRUST AND THAT ANY AND ALL QUESTIONS REGARDING THE LEGAL EFFECT OF THIS DEED OF TRUST AND ITS PROVISIONS HAVE BEEN EXPLAINED FULLY TO GUARANTOR. GUARANTOR HAS CONSULTED WITH ITS COUNSEL PRIOR TO EXECUTING THIS DEED OF TRUST AND ACKNOWLEDGES THAT ALL WAIVERS OF THE AFORESAID RIGHTS OF GUARANTOR HAVE BEEN MADE KNOWINGLY, INTENTIONALLY AND WILLINGLY BY THE UNDERSIGNED, ON BEHALF OF GUARANTOR, AS PART OF A BARGAINED-FOR LOAN TRANSACTION AND THAT THIS DEED OF TRUST IS VALID AND ENFORCEABLE BY METLIFE AGAINST GUARANTOR IN ACCORDANCE WITH ALL THE TERMS AND CONDITIONS HEREOF.

          IN WITNESS WHEREOF, Guarantor has executed this Deed of Trust or has caused the same to be executed by its representatives thereunto duly authorized.

                              Guarantor:

                              PRESSTAR PRINTING CORPORATION,
                              a Maryland corporation

                              By:_________________________________________
                                 _______________________ [Vice] President

                              Attest:_____________________________________
                                        ____________________, Secretary

                                                            [SEAL]]

          This instrument was prepared by or on behalf of MetLife Capital Financial Corporation, the party secured by the within Deed of Trust.


                                    METLIFE CAPITAL FINANCIAL CORPORATION,
                                    a Delaware corporation


                                    By:________________________________________
                                         Jacquelyn Ron, Real Estate Loan Closer


Exhibits:
--------

Exhibit A  - Description of Property
Schedule 1 - Description of Debtor and Secured Party
Schedule 2 - Permitted Exceptions

STATE OF ___________________  )
                              )    ss.
COUNTY OF __________________  )


                                 ACKNOWLEDGMENT
                                 --------------


          PERSONALLY before me, the undersigned, a Notary Public in and for said State, appeared _____________________ and _____________________, to me well-
known and known by me [or proven upon the basis of credible evidence] to be the ______________________ [Vice] President, and the Secretary, respectively, of Presstar Printing Corporation, a Maryland corporation, the corporation that executed the within instrument, and known to me to be the persons whose signatures appear on the within instrument on behalf of such corporation therein named, and acknowledged to me that they executed such instrument as their own free act and deed and that such corporation executed the within instrument as its own free act and deed, pursuant to its by-laws or a resolution of its board of directors for the uses and purposes set forth therein.

          WITNESS my hand and official seal this ____ day of _________ 1997.



                                    __________________________________________
                                    Notary Public


                                    My commission expires:________________
[SEAL]

                                                            Loan No: 5922796-001

                                   EXHIBIT A

                 (12201 Old Columbia Pike, Calverton, Maryland)


Legal Description:
-----------------

          All of Lot numbered One (1) in the subdivision known as and called "MONTGOMERY INDUSTRIAL PARK" Colesville District, as per plat recorded in Plat Book 61 at Plat 5166 among the Land Records of Montgomery County, Maryland.

                                   SCHEDULE 1
                                   ----------

Loan No. 5922796-001

                                     Part 1
                                     ------

Description of "Debtor" and "Secured Party"
-------------------------------------------


A.   Debtor:
     ------

1. Name and Identity or Corporate Structure: PRESSTAR PRINTING CORPORATION, a Maryland corporation formerly known as Presstar Acquisition Corporation

2. Debtor has been using or operating under such name and identity or corporate structure, without change, since: November 2, 1996.

3. The principal place of business and chief executive office of Debtor are located at:

          Presstar Printing Corporation
          12201 Old Columbia Pike
          Calverton, Maryland


B.   Secured Party:  MetLife Capital Financial Corporation, a Delaware
     --------------
     corporation.


************************************************************************

                                     Part 2
                                     ------

      (Notice Mailing Addresses of "Debtor" and "Secured Party")


A.   The mailing address of Debtor is:

          Presstar Printing Corporation
          12201 Old Columbia Pike
          Silver Spring, Maryland   20904


B.   The mailing address of Secured Party is:

          MetLife Capital Financial Corporation
          Real Estate Department
          10900 N.E. 4th Street, Suite 500
          Bellevue, Washington  98004

Loan No: 5922796-001

                                   SCHEDULE 2
                                   ----------

                 (12201 Old Columbia Pike, Calverton, Maryland)


Permitted Exceptions:
--------------------

     1.   Waiver of Covenants recorded at Liber 7324, Folio 606.

     2.   Declaration of Covenants recorded at Liber 7666, Folio 25.

     3.   Building restriction lines per recorded plat.

     4. Right-of-Way to Chesapeake and Potomac Telephone Company of Baltimore City recorded at Liber 282, Folio 464.

     5.   Easement and Right-of-Way recorded at Liber 7666 in Folio 22.

                                                            Loan No. 5922796-001

                               SECURITY AGREEMENT

                 (12201 Old Columbia Pike, Calverton, Maryland)

Debtor:

     Name: Presstar Printing Corporation, a Maryland corporation formerly known as Presstar Acquisition Corporation

     Address: 12201 Old Columbia Pike
              Silver Spring, Maryland  20904

Secured Party:

     Name:    MetLife Capital Financial Corporation,
              a Delaware corporation

     Address: Real Estate Department
              10900 N.E. 4th Street, Suite 500
              Bellevue, Washington  98004

     Debtor, for valuable consideration, hereby grants to Secured Party a security interest in the property listed on Exhibit B hereto, and any and all
                                            ---------
additions and substitutions thereto (the "Collateral") (i) to secure Debtor's Guaranty Agreement ("Guaranty") of even date herewith, guaranteeing payment of the indebtedness evidenced by that certain promissory note of even date herewith, made by Graphic Industries, Inc., a Georgia corporation ("Borrower"), payable to the order of Secured Party, in the principal amount of Two Million Four Hundred Seventy-Five Thousand Dollars ($2,475,000) (the "Note") and (ii) to secure all other obligations of Debtor or Borrower arising under all documents securing or executed in connection with the Note, except any Certificate and Indemnity Agreement Regarding Hazardous Substances or Environmental Indemnity Agreement (the "Loan Documents").

     Debtor expressly warrants and covenants:

1. Except for the security interest granted hereby, Debtor is, or to the extent that this Security Agreement states that the Collateral is to be acquired after the date hereof, will be, the owner of the Collateral free from any lien, security interest or encumbrance. Debtor shall defend the Collateral against all claims and demands of all persons at any time claiming the same or any interest therein.

2. The Collateral is used or bought primarily for use in the business of Debtor.

3. Debtor's business address is as stated above. The Collateral is located at or on or is used or owned for or in connection with the real estate situated in Calverton. Montgomery County, Maryland, commonly known as 12201 Old Columbia Pike and more particularly described on the attached Exhibit A herein
                                                     ---------
incorporated by this reference (the "Property").

4. Debtor shall notify Secured Party of any change in the location of the Collateral or any change in Debtor's principal place of business.

5. Debtor shall pay all taxes and assessments of every nature which may be levied or assessed against the Collateral.

6. Debtor shall not permit or allow any lien, security interest or encumbrance whatsoever upon the Collateral and shall not permit the Collateral to be attached or replevied.

7. The Collateral is in good condition and Debtor shall keep the Collateral in good condition and from time to time, forthwith, replace and repair all such parts of the Collateral as may be broken, worn out, or damaged without allowing any lien to be created upon the Collateral on account of such replacement or repairs. Secured Party may examine and inspect the Collateral at any time, wherever located.

8. Debtor will not use the Collateral in violation of any applicable statutes, regulations or ordinances.

9. Notwithstanding anything else contained herein to the contrary, Secured Party has been advised that certain personal property will be leased to Debtor, and Secured Party's interest therein shall be subordinate to lessor's interest therein.

     Until default Debtor may have possession of the Collateral and use it in any lawful manner, and upon default Secured Party shall have the immediate right to the possession of the Collateral.

     Debtor shall be in default under this Security Agreement upon the happening of any of the following events (an "Event of Default"):

(a) default in the payment or performance of any obligation, covenant or liability contained or referred to in this Security Agreement and such default shall continue for a period of thirty (30) days after written notice is given to Debtor by Secured Party specifying such default; or

(b) the occurrence of an "Event of Default" as defined under the Note, the Guaranty, any instrument securing the Guaranty, including the Indemnity Deed of Trust, Security Agreement, Assignment of Leases and Rents and Fixture Filing or securing the Note (the "Trust Deed"), any other Loan Document, or the Certificate and Indemnity Agreement Regarding Hazardous Substances from Borrower and Debtor to Secured Party of even date herewith; or

(c) loss, theft, damage or destruction to or of any of the Collateral which shall materially and substantially diminish the aggregate value of the Collateral, the sale or encumbrance of any of the Collateral, or the making of any levy, seizure or attachment on or to the Collateral.

     Upon an Event of Default and at any time thereafter, Secured Party may declare the Note immediately due and payable and shall have the remedies of a secured party under the Articles of the Maryland Uniform Commercial Code. Secured Party may require Debtor to assemble the Collateral and deliver or make it available to Secured Party at a place to be designated by Secured Party which is reasonably convenient to both parties.

     Secured Party may require that the Collateral be sold at a public sale at the same time and place as the sale of the Property, or Secured Party may sell the Collateral at one or more other public or private sales in accordance with the Maryland Uniform Commercial Code. The Collateral shall not be required to be exhibited, presented or displayed at any sale. In the event that the Collateral is sold under the Trust Deed, Secured Party hereby assigns its security interest in the Collateral to the trustee or Sheriff selling the Property under the Trust Deed. Debtor agrees that a sale of the Collateral under the Trust Deed and the notices required under the laws of Maryland for the sale of real property are commercially reasonable and adequate under the Maryland Uniform Commercial Code.

     Debtor agrees to pay to Secured Party in addition to the indebtedness secured hereby, all expenses of retaking, holding, preparing for sale and selling incurred by Secured Party in connection with realization on the Collateral including reasonable attorneys' fees and costs. In addition, in the event suit or action is instituted to enforce or interpret this Agreement (including without limitation efforts to modify or vacate any automatic stay or injunction), the prevailing party shall be entitled to recover all expenses reasonably incurred at, before or after trial and on appeal whether or not taxable as costs, or in any bankruptcy proceeding, including, without limitation, attorneys' fees, witness fees (expert and otherwise), deposition costs, copying charges and other expenses.

     No waiver by Secured Party of an Event of Default shall operate as a waiver of any other default or of the same default on a future occasion. The taking of this Security Agreement shall not waive or impair any other security said Secured Party may have or hereafter acquire for the payment of the Note nor shall the taking of any such additional security waive or impair this Security Agreement. Secured Party may resort to any security it may have in the order it may deem proper.

     All rights of Secured Party hereunder shall inure to the benefit of its successors and assigns. All promises and duties of Debtor shall bind its successors and assigns.

     Any and all notices, elections, demands, or requests permitted or required to be made under this Security Agreement shall be in writing, signed by the party giving such notice, election, demand or request, and shall be delivered personally, by telegram, or sent by registered, certified, or Express United States mail, postage prepaid, or by Federal Express or similar service requiring a receipt, to the other party at the address set forth above or to such other party and at such other address within the United States of America as any party may designate as provided herein. The date of receipt of such notice, election, demand or request shall be the earliest of (i) the date of actual receipt, (ii) three (3) days after the date of mailing by registered or certified mail, (iii) one (1) day after the date of mailing by Express Mail, or the delivery (for redelivery) to Federal Express or another similar service requiring a receipt, or (iv) the date of personal delivery (or refusal upon presentation for delivery).

     This Security Agreement shall be governed and construed in accordance with the laws of the State of Maryland.

     IN WITNESS WHEREOF, Debtor has executed this Security Agreement as of January __, 1997.


                               DEBTOR:

                               PRESSTAR PRINTING CORPORATION,
                               a Maryland corporation

                               By:___________________________________
                                    ____________________, [Vice] President


                               Attest:_______________________________
                                        ____________________, Secretary

                               [SEAL]


Exhibits:
--------

Exhibit A - Legal Description

Exhibit B - Personal Property

                                                            Loan No: 5922796-001

                                   EXHIBIT A

                 (12201 Old Columbia Pike, Calverton, Maryland)


Legal Description:
-----------------

                                   EXHIBIT B

                 (12201 Old Columbia Pike, Calverton, Maryland)


Secured Party:  MetLife Capital Financial Corporation
        -----

Debtor:         Presstar Printing Corporation, formerly known as
------
                Presstar Acquisition Corporation

Loan No.:       5922796-001
---- ---


          All right, title, and interest of Debtor in:

          1. All buildings, structures, improvements, parking areas, landscaping, fixtures and articles of property now or hereafter attached to, or used or adapted for use in the operation of the real estate (herein the "Premises") described in Exhibit "A" attached to the financing statement or security agreement with respect to which this Exhibit "B" is attached, including but without being limited to, all heating, air conditioning, and incinerating apparatus and equipment; all boilers, engines, motors, dynamos, generating equipment, piping and plumbing fixtures, water heaters, ranges, cooking apparatus and mechanical kitchen equipment, refrigerators, freezers, cooling, ventilating, sprinkling and vacuum cleaning systems, fire extinguishing apparatus, gas and electric fixtures, carpeting, floor coverings, underpadding, elevators, escalators, partitions, mantels, built-in mirrors, window shades, blinds, draperies, screens, storm sash, awnings, signs, furnishings of public spaces, halls and lobbies, and shrubbery and plants, and including also all interest of any owner of the Premises in any of such items hereafter at any time acquired under conditional sale contract, chattel mortgage or other title retaining or security instrument, all of which property mentioned in this paragraph 1 shall be referred to as the "Improvements" and shall be deemed part of the realty and not severable wholly or in part without material injury to the freehold of the Premises.

          2. All compensation, awards, damages, rights of action and proceeds, including interest thereon and/or the proceeds of any policies of insurance therefor, arising out of or relating to a (a) taking or damaging of the Premises or Improvements thereon by reason of any public or private improvement, condemnation proceeding (including change of grade), sale or transfer in lieu of condemnation, or fire, earthquake or other casualty, or (b) any injury to or decrease in the value of the Premises or the Improvements for any reason whatsoever.

          3. Return premiums or other payments upon any insurance any time provided for the benefit of or naming Secured Party, and refunds or rebates of taxes or assessments on the Premises.

          4. All the right, title and interest of Debtor in and under all written and oral leases and rental agreements (including extensions, renewals and subleases; all of the foregoing shall be referred to collectively herein as the "Leases") now or hereafter affecting the Premises including, without limitation, all rents, issues, profits and other revenues and income therefrom and from the renting, leasing or bailment of Improvements and equipment, all guaranties of tenants' performance under the Leases, and all rights and claims of any kind that Debtor may have against any tenant under the Leases or in connection with the termination or rejection of the Leases in a bankruptcy or insolvency proceeding.

          5. Plans, specifications, contracts and agreements relating to the design or construction of the Improvements; Debtor's rights under any payment, performance, or other bond in connection with the design or construction of the Improvements; all landscaping and construction materials, supplies, and equipment used or to be used or consumed in connection with construction of the Improvements, whether stored on the Premises or at some other location; and contracts, agreements, and purchase orders with contractors, subcontractors, suppliers, and materialmen incidental to the design or construction of the Improvements.

          6. All contracts (excluding contracts relating to the printing operations of Debtor), rights, claims or causes of action pertaining to or affecting the Premises or the Improvements, including, without limitation, all options or contracts to acquire other property for use in connection with operation or development of the Premises or Improvements, management contracts, service or supply contracts, permits, licenses, franchises and certificates, and all commitments or agreements, now or hereafter in existence, intended by the obligor thereof to provide Debtor with proceeds to satisfy the loan evidenced hereby or improve the Premises or Improvements, and the right to receive all proceeds due under such commitments or agreements including refundable deposits and fees.

          7. All books, records, surveys, reports and other documents related to the Premises, the Improvements, the Leases, or other items of collateral described herein.

          8. All additions, accessions, replacements, substitutions, proceeds and products of the real and personal property, tangible and intangible, described herein.

          All of the foregoing described collateral is exclusive of any equipment, furniture, furnishings or trade fixtures owned and supplied by Debtor or by any tenant of the Premises.